                               [LOGO OF CONSECO]

                         Banc of America Securities LLC
                           Credit Suisse First Boston


[LOGO OF Banc of America]                        [LOGO OF Credit  [LOGO OF First
                                                      Suisse]         Boston]

- --------------------------------------------------------------------------------

RMBS New Issue Term Sheet

Certificates for Home Equity Loans, Series 1999-H

Classes:    AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
            AV-1, AV-2, MV-1, MV-2, BV-1

$856,000,000 (approximate)

Conseco Finance Corp.
Servicer
Conseco Finance Securitizations Corp.
Seller

November 15, 1999

- --------------------------------------------------------------------------------



Banc of America Securities LLC                        Credit Suisse First Boston
- --------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Credit Suisse First Boston (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters considers reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------
                              Offered Certificates

- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- -------------------------
                                                Est.      Est.     Est. Prin. Est. Prin.    Final
                    Approx.                     WAL       WAL        Window     Window    Scheduled        Expected Ratings
    Class            Size          Type        (yrs)     (yrs)       (mos)      (mos)    Distribution  ------------ ------------
                                              Call(1)   Maturity    Call(1)   Maturity      Date           S&P         Fitch
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
Fixed Rate
- ----------
AF-1               178,634,491    SEN/SEQ       0.85      0.85      1 - 19     1 - 19      12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
AF-2               129,334,162    SEN/SEQ       2.10      2.10      19 - 34    19 - 34     12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
AF-3                39,333,268    SEN/SEQ       3.20      3.20      34 - 45    34 - 45     12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
AF-4                51,500,000    SEN/SEQ       4.61      4.99      45 - 63    45 - 96     12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
AF-5                38,196,744    SEN/SEQ       5.21      7.05      63 - 63    75 - 96     12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
AF-6                51,268,000    SEN/NAS       4.76      5.15      25 - 63    25 - 75     12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
A-IO(2)             90,000,000     SEN/IO       1.63      1.63      1 - 20     1 - 20      12/15/29       AAAr          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
MF-1                32,700,000      MEZ         4.46      5.92      38 - 63   38 - 119     12/15/29        AA           AA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
MF-2                30,300,000      MEZ         4.45      5.91      37 - 63   37 - 119     12/15/29         A            A
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
BF-1                19,400,000      SUB         4.44      5.88      37 - 63   37 - 119     12/15/29        BBB          BBB
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------

Adjustable Rate
- ---------------
AV-1               205,778,858     SEN/PT       1.77      1.91      1 - 63     1 - 96      12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
AV-2                28,854,474     SEN/PT       1.79      2.06      1 - 63     1 - 96      12/15/29        AAA          AAA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
MV-1                20,750,000      MEZ         4.44      5.22      44 - 63   44 - 119     12/15/29        AA           AA
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
MV-2                17,200,000      MEZ         4.20      4.98      40 - 63   40 - 119     12/15/29         A            A
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------
BV-1                12,750,000      SUB         4.10      4.47      38 - 63   38 - 119     12/15/29        BBB          BBB
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------

Non-Offered Certificates
- ------------------------
B-2                 30,500,000      SUB         3.91       4.20     37 - 63   37 - 119     12/15/29        BBB-         BBB+
- --------------- --------------- ------------- --------- ---------- ---------- ---------- ------------- ------------ ------------

(1) All Offered Certificates are priced to call. If the Purchase Option, Auction Sale is not exercised, the Class AF-5 pass-through rate increases by 0.50%.

(2) Interest will be based on a notional principal amount which will equal $90,000,000 (or the Class A Principal Balance for such Payment Date if less) for the first 20 Payment Dates, and will thereafter equal zero.

                                      Pricing Speed
- --------------------------- ----------------------------------------------------
Fixed Rate Mortgage Loans   125% PPC - 100% prepayment assumption assumes a
                            constant prepayment of 4% in month one increased by
                            approximately an additional 1.45% each month to 20%
                            CPR in month twelve, and remaining at 20% CPR
                            thereafter.
Adjustable Rate Mortgage
Loans                       30% CPR
- --------------------------- ----------------------------------------------------

Banc of America Securities LLC and Credit Suisse First Boston will solely offer the interest-only Class A-IO Certificates which will accrue interest at a Pass-Through Rate of approximately 7.00% per annum on its notional amount, initially $90,000,000 (approximate).

Contact: Banc of America Securities LLC

         Mortgage Trading/Syndicate       (704) 386-7744   (704) 335-5904 (Fax)
         Chris Hentemann                  (email:  chrishe@ncmi.com)
         Alex Cha                         (email:  alex.i.cha@ncmi.com)
         Mortgage Finance
         Shahid Quraishi                  (704) 388-9399
         Bob Perret                       (704) 388-5934
         Kirk Meyers                      (704) 388-3148
         MBS Structuring                  (704) 388-8511 or (704) 386-7744
         Jun Qian                         (email:  jun.qian@ncmi.com)
         Jeff Willoughby                  (email:  jeff.t.willoughby@ncmi.com)

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

Conseco Series 1999-H (RMBS-HEQ)

Structure 1 - 6-Pack/Tower Structure (Conforming/Non-Conforming AAA ARM) (Combined BBB-)(AAA IO)

FRM Sizing          ARM Sizing
- ----------          ----------

 81.38%               78.21%
  5.45%                6.92%
  5.05%                5.73%
  3.23%                4.25%
  3.39%                3.39%
  1.50%                1.50%

                               Payment Rules through the Step Down Period (0 to 36)
- ------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                      Adjustable Rate                             Adjustable Rate
Loan Group                                      Loan Group 1                                Loan Group 2
- ------------                                    ---------------                             ---------------
AF-1 (AAA)                                       AV-1 (AAA)            Interest             AV-2 (AAA)                Interest
AF-2 (AAA)           AF-6 (AAA) (NAS)            (AFC)                                      (AFC)
AF-3 (AAA)           Interest                    (Conforming)                               (Non-Conforming)
AF-4 (AAA)           AIO (AAA) (10% Notional)    MV-1 (AA) (AFC)                            MV-1 (AA) (AFC)
AF-5 (AAA)                                       MV-2 (A) (AFC)                             MV-2 (A) (AFC)            Interest
MF-1 (AA)                                        BV-1 (BBB) (AFC)                           BV-1 (BBB) (AFC)
MF-2 (A)             Interest
BF-1 (BBB)
B-2 (BBB-) (AFC)                                 B-2 (BBB-) (AFC)                           B-2 (BBB-) (AFC)
(Limited Guaranty)                               (Limited Guaranty)                         (Limited Guaranty)
C (UR) (Notional)                                C (UR) (Notional)                          C (UR) (Notional)

 . Rule 1: AAA receives all of the formula principal distribution amount, all bonds (except Class C) receive interest based on their interest payment priorities

 . Rule 2: Class AF-6 principal is a percentage of its pro rata share based upon the NAS Lockout Percentage


                           Payment Rules after the Step Down
                           Period (37 to the Optional Call)*
                   -------------------------------------------------
                   Fixed Rate                        Adjustable Rate
                   Loan Group                        Loan Groups
                   ----------                        ---------------

                          The amount that will make AAA
                       credit support equal the Step Down
                       Factor (2x) * initial AAA support %
                          * current collateral balance.
                                                                      Interest
                        AAA Target Support = 2 * initial
                        AAA support % * current balance

                       AA Target Support = 2 * initial AA
                          support % * current balance

                        A Target Support = 2 * initial A
                           support % * current balance                Interest

                      BBB Target Support = 2 * initial BBB
                          support % * current balance

                      Remaining principal to be distributed

                        Excess Cashflow after all credit
                        support rules have been fulfilled


 . Rule 3: Principal distributions are based upon Target Credit Support calculations, all bonds (except Class C) receive interest based on their interest payment priorities

 . Rule 4: If the Purchase Option is not exercised Excess Cashflow is used to turbo principal to the AF-6, then pro rata to A, then pro rata to M and B

 . Rule 5: Excess Cashflow after the fulfillment of all credit tests is released to Class C


*Payment Rules are subject to the fulfillment of Step Down tests

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Seller:                    Conseco Finance Securitizations Corp.

Servicer:                  Conseco Finance Corp. ("Conseco")

Trustee:                   U.S. Bank Trust National Association

Offering:                  Public; subject to a variance of plus or minus 5.0%.

Underwriters:
(Joint Lead/Joint Books)   Banc of America Securities LLC
                           Credit Suisse First Boston Corporation

Co-Underwriters:           Lehman Brothers
                           Merrill Lynch & Co.
                           Prudential Securities

Rating Agencies:           Standard & Poor's and Fitch IBCA

Statistical
Calculation Date:          September 30, 1999

Expected
Cut-off Date:              The trust will be entitled to receive all payments
                           due after September 30, 1999 for all loans other than the Subsequent Loans. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Expected Closing Date:     November 30, 1999

Expected Pricing Date:     Week of November 15, 1999

Registration:              The Class A Certificates will be available in
                           book-entry form through DTC, Euroclear or CEDEL.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing on December 15, 1999.

Mortgage Loan
Groups:                    Fixed Rate Loan Group
                           Adjustable Rate Loan Group (which for the purposes of paying principal to the Class AV-1 and AV-2 Certificates will be divided into Adjustable Rate Loan Group I and Adjustable Rate Loan Group II Loans in Adjustable Rate Loan Group I will be loans that are conforming in balance and loans in Adjustable Rate Loan Group II will be loans that are not conforming in balance.

Day Count:                 30/360 for the fixed rate Certificates and the Class
                           A-IO Certificates, and Actual/360 for the adjustable rate Certificates.

Denominations:             $50,000 minimum and integral multiples of $1,000 in
                           excess thereof.

Tax Status:                REMIC Election

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Initial Loans:             The statistical information presented in this Term
                           Sheet is with respect to the initial mortgage loans
                           (the "Initial Loans") only and is based on balances as of the close of business on September 30, 1999.
                           The Initial Loans consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed and adjustable rate closed end, one- to four-family residential home equity loans.
                           The total Initial Loans will consist of 6,354 loans, with a principal balance of approximately
                           $451,515,842. The Initial Loans have been divided into three separate Mortgage Loan Groups. The initial
                           Fixed Rate Loan Group will consist of 5,036 fixed rate mortgage loans with a principal balance of approximately $299,696,412. The initial Adjustable
                           Rate Loan Group I will consist of 1,252 adjustable rate, agency conforming balance mortgage loans with a principal balance of approximately $133,149,151. The initial Adjustable Rate Loan Group II will consist of
                           66 non-conforming balance adjustable rate home equity loans with a principal balance of approximately
                           $18,670,280.

Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, the Seller expects to deposit
                           Additional Loans ("Additional Loans") for each of the Loan Groups. It is expected that the Additional Loans will have characteristics which are substantially similar to the Initial Loans of each Group.

Pre-Funding Feature
And Subsequent
Mortgage Loans:            On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional Fixed Rate and Adjustable Rate Loans during the Pre-Funding
                           Period (the "Subsequent Loans"). The Pre-Funding
                           Account is not expected to exceed 25% of the aggregate original principal balance of the Certificates as of the Closing Date. The Pre-Funded
                           Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases.
                           Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be (i) paid to the Class AF-1 Certificateholders in the case of amounts which had been allocated to fund the purchase of additional Fixed Rate Mortgage Loans, (ii) paid to the Class AV-1 Certificateholders in the case of amounts which had been allocated to fund the purchase of additional Adjustable Rate Loans to be included in Adjustable Rate Loan Group I, and (iii) paid to the
                           Class AV-2 Certificateholders in the case of amounts which had been allocated to fund the purchase of additional Adjustable Rate Loans to be included in Adjustable Rate Loan Group II.

Final Mortgage
Loan Groups:               Final Mortgage Loan Groups will be based on balances
                           as of the related Cut-off Date. The collateral composition of the pools is expected to be similar to the Initial Mortgage Loan Groups.

Source for Calculation
of One-Month LIBOR:        Telerate page 3750.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Loans, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly Servicing Fee, amounts otherwise payable to Conseco as the Guaranty Fee and amounts otherwise payable to the Class C Certificateholder.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest on the
Class A, M-1, M-2
and B-1 Certificates:      On each Payment Date the Amount Available will be
                           distributable to pay interest as follows:

                           *    first to each class of the Class AF
                                Certificates (AF-1, AF-2, AF-3, AF-4, AF-5,
                                AF-6), the Class A-IO Certificates, and each class of AV Certificates (AV-1 and AV-2) concurrently,

                           * then to the Class MF-1 Certificates and MV-1 Certificates, concurrently,

                           * then to the Class MF-2 Certificates and MV-2 Certificates, concurrently, and

                           * then to the Class BF-1 Certificates and BV-1 Certificates, concurrently.

                           Interest will accrue on the outstanding Class AF principal balance (or in the case of the Class A-IO Certificates, on the notional principal amount), Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance, and the Class BF-1 adjusted principal balance, at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class AF principal balance, Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance and Class BF-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           Interest will accrue on the outstanding Class AV principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance, and Class BV-1 adjusted principal balance, at the related pass-through rate calculated on an Actual/360 basis. Interest on the outstanding Class AV principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance and Class BV-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           The adjusted principal balance of any of the Class M-1, M-2 and B-1 Certificates is the principal balance less any liquidation loss principal amounts allocated to the Class.

Class A-IO:                Interest will be calculated on the Class A-IO
                           Certificates on each Payment Date based on the notional principal amount, which for the first 20
                           Payment Dates is equal to $90,000,000 (or the Class A principal balance for such Payment Date, if less), and thereafter will equal zero. The notional amount provides a basis for calculating interest payments only, and does not represent the right to receive any distributions of principal.

Step-up Coupon:            In the event the Purchase Option, Auction Sale is not
                           exercised, the Class AF-5 pass-through rate will increase by 0.50%.

Interest Shortfalls
And Carryovers:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of offered certificates (the
                           Class A, M-1, M-2 and B-1 Certificates being treated as a single class for this purpose), the Amount
                           Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

AV-1, AV-2, MV-1
MV-2, BV-1 Pass-
Through Rate:              The pass-through rate for the Class AV-1, AV-2, MV-1,
                           MV-2, and BV-1 Certificates will be floating and for any monthly period will equal the lesser of one-month
                           LIBOR plus the pass-through margin or the Available
                           Funds Pass-Through Rate, but in no case more than 14.0%.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

Available Funds
Pass-Through Rate:         The "Available Funds Pass-Through Rate" for any
                           Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage
                           Rates on the then outstanding Adjustable Rate
                           Mortgage Loans. The "Expense Adjusted Mortgage Rate" on any adjustable rate mortgage loan is equal to the then applicable loan interest rate thereon, minus the Servicing Fee, which is 0.50% per annum.

Class B-2
Interest:                  After payment of all interest and principal due on
                           the Class A, Class M-1, Class M-2 and Class B-1
                           Certificates, interest will be paid to the Class B-2
                           Certificateholders in an amount equal to the product of (a) the Class B-2 pass-through rate and (b) the then outstanding Class B-2 principal balance. The
                           Class B-2 Limited Guaranty will be available to pay interest to the Class B-2 Certificateholders if the remaining Amount Available is not sufficient.
                           Interest on the Class B-2 Certificates will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will accrue interest at the B-2 pass-through rate, to the extent legally permissible.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

         On each Payment Date after all interest is distributed to the Class A, Class M-1, Class M-2, and Class B-1 Certificateholders, the remaining Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

         i) first, concurrently, to the Class AV-1 Certificates, the Class AV-1 Principal Distribution Amount, to the Class AV-2 Certificates, the Class AV-2 Principal Distribution Amount and to the Class AF Certificates then entitled to a principal distribution, the Class AF Principal Distribution Amount for such Class;

         ii) then, concurrently, to the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount and to the Class MF-1 Certificates the Class MF-1 Principal Distribution Amount;

         iii) then, concurrently, to the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount and to the Class MF-2 Certificates the Class MF-2 Principal Distribution Amount ; and

         iv) then, concurrently, to the Class BV-1 Certificates, the Class BV-1 Principal Distribution Amount and to the Class BF-1 Certificates the Class BF-1 Principal Distribution Amount.

         On each Payment Date, the Class AF Principal Distribution Amount will be distributed as follows, first to the Class AF-6 Certificates up to the Class AF-6 Lockout Principal Distribution Amount, then to the Class AF-1 Certificateholders until the Class AF-1 Certificate Principal Balance is reduced to zero, then to the Class AF-2 Certificateholders until the Class AF-2 Certificate Principal Balance has been reduced to zero, then to the Class AF-3 Certificateholders until the Class AF-3 Certificate Principal Balance has been reduced to zero, then to the Class AF-4 Certificateholders until the Class AF-4 Certificate Principal Balance has been reduced to zero, then to the Class AF-5 Certificateholders until the Class AF-5 Certificate Principal Balance has been reduced to zero and then to the Class AF-6 Certificateholders until the Class AF-6 Certificate Principal Balance has been reduced to zero.

         If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates (the Class A, M-1, M-2 and B-1 Certificates being treated as a single class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

Group I ARM
Formula Principal
Distribution Amount:       On or before the Payment Date in which the Class AV-1
                           Certificates have been paid in full, will generally be equal to the lesser of (A) the Class AV-1
                           Certificate Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each Adjustable Rate Loan Group I loan during the related due period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Loan Group I loan during the related due period; (iii) the scheduled principal balance of each Adjustable Rate Loan Group
                           I loan that became a liquidated loan during the related due period; (iv) the scheduled principal balance of each Adjustable Rate Loan Group I loan repurchased by the Seller during the related due period; and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2
                           Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty
                           Payment and corresponding reduction in the Class B-2
                           Principal Balance.

Group II ARM
Formula Principal
Distribution Amount:       On each Payment Date, will generally be equal to (A)
                           the sum of (i) all scheduled payments of principal due on each outstanding Adjustable Rate Loan during the related due period, (ii) the scheduled principal balance of each Adjustable Rate Loan which, during the related due period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each Adjustable Rate Loan, (iv) the scheduled principal balance of each Adjustable Rate Loan that became a liquidated loan during the related due period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance, minus
                           (B) the Group I ARM Formula Principal.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

Formula Principal
Distribution
Amount: On each Payment Date will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding loan during the related Due Period, (ii) the scheduled principal balance of each loan which, during the related due period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance, minus (B) the sum of the Group I ARM Formula Principal Distribution Amount and the Group II ARM Formula Principal Distribution Amount.

Class A Principal
Distribution Amount:       With respect to any Payment Date prior to the related
                           Stepdown Date or as to which a Trigger Event exists, 100% of the Group I ARM Formula Principal, Group II
                           ARM Formula Principal or Formula Principal
                           Distribution Amount, as applicable, for such Payment
                           Date and with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect for the related Group, the excess of
                           (A) the related Class A Certificate Principal Balance immediately prior to such Payment Date over (B) the lesser of (a) 62.76% for the Fixed Rate Mortgage Loan
                           Group (56.42% for the related Adjustable Rate
                           Mortgage Loan Group) of the Scheduled Principal
                           Balance of such Loan Group on the preceding Due Date or (b) the Scheduled Principal Balance of the Mortgage Loans in such Group on the preceding Payment
                           Date less 1.5% of the Scheduled Principal Balance of the Mortgage Loans in such Group as of the Cut-off
                           Date.

Class AF-6
Lockout Principal
Distribution Amount:       For any Payment Date, is the product of (A) the
                           product of (i) a fraction, the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Class AF Certificate
                           Principal Balance in each case immediately prior to such Payment Date, (ii) the Formula Principal
                           Distribution Amount with respect to the Class AF
                           Certificates for such Payment Date and (B) the applicable percentage for such Payment Date set forth in the following table:

                                   Distribution Date             Percentage
                                   -----------------             ----------
                           December 1999 - November 2001              0%
                           December 2001 - November 2003             20%
                           December 2003 - November 2004             80%
                           December 2004 - November 2005            100%
                           December 2005 and thereafter             300%

Class M-1 Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Group, the excess of
                           (i) the sum for such Group of (A) the related Class A
                           Certificate Principal Balance and (B) the related
                           Class M-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of
                           (a) 73.66% for the Fixed Rate Mortgage Loan Group
                           (70.26% for the Adjustable Rate Mortgage Loan Group) of the Scheduled Principal Balance of such Mortgage
                           Loans in the related Group on the preceding Due Date or (b) the Scheduled Principal Balance of the Mortgage Loans in such Group on the preceding Payment
                           Date less 1.5% of the Scheduled Principal Balance of the Mortgage Loans in such Group as of the Cut-off
                           Date.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

Class M-2 Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Group, the excess of
                           (i) the sum for such Group of (A) the related Class A
                           Certificate Principal Balance and (B) the related
                           Class M-1 Certificate Principal Balance and (C) the related Class M-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 83.76% for the Fixed Rate Mortgage Loan
                           Group (81.72% for the Adjustable Rate Mortgage Loan
                           Group) of the Scheduled Principal Balance of such Mortgage Loans in the related Group on the preceding
                           Due Date or (b) the Scheduled Principal Balance of the Mortgage Loans in such Group on the preceding
                           Payment Date less 1.5% of the Scheduled Principal
                           Balance of the Mortgage Loans in such Group as of the Cut-off Date.

Class B-1 Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Group, the excess of
                           (i) the sum for such Group of (A) the related Class A
                           Certificate Principal Balance and (B) the related
                           Class M-1 Certificate Principal Balance and (C) the related Class M-2 Certificate Principal Balance and
                           (D) the related Class B-1 Certificate Principal
                           Balance immediately prior to such Payment Date over
                           (ii) the lesser of (a) 90.22% for the Fixed Rate
                           Mortgage Loan Group (90.22% for the Adjustable Rate
                           Mortgage Loan Group) of the Scheduled Principal
                           Balance of such Mortgage Loans in the related Group on the preceding Due Date or the Scheduled Principal
                           Balance of the Mortgage Loans in such Group on the preceding Payment date less 1.5% of the Scheduled
                           Principal Balance of the Mortgage Loans in such Group as of the Cut-off Date.

Class B-2
Principal:                 Class B-2 Certificateholders will receive the
                           remaining portion of the Formula Principal
                           Distribution Amount until the Class B-2 principal balance is equal to zero except that on any Payment
                           Date on and after which the Purchase Option becomes exercisable, the amount distributable to the Class
                           B-2 Certtificateholders in respect of principal will be the excess of (i) the sum of (A) the Class A
                           Certificate Principal Balance, (B) the Class M-1
                           Certificate Principal Balance, (C) the Class M-2
                           Certificate Principal Balance, (D) the Class B-1
                           Certificate Principal Balance and (E) the Class B-2
                           Certificate Principal Balance over (ii) the lesser of 97.00% of the Scheduled Principal Balance of all the outstanding Mortgage Loans on the preceding Due date minus the Initial Overcollateralization Amount .

Class B-2 Limited
Guaranty:                  The Class B-2 Limited Guaranty will be available to
                           pay the Class B-2 Liquidation Loss Principal Amount and the Class B-2 Distribution Amount. The Class B-2
                           Limited Guaranty will be an unsecured general obligation of the Conseco.

Stepdown Date:             With respect to each Mortgage Loan Group, is the
                           earlier to occur of (i) the later to occur of (A) the Payment Date in December, 2002 and (B) the first
                           Payment Date on which (I) the Class A Certificate
                           Principal balance of such Group is less than or equal to (II) 62.76% for the Fixed Rate Mortgage Loan Group
                           (56.42% for the Adjustable Rate Mortgage Loan Group) of the Scheduled Principal Balances of the Mortgage
                           Loans in such Group and (ii) the Payment Date on which the Certificate Principal Balance of the related Class A Certificates has been reduced to zero.

Initial
Overcollateralization:     The sum of the aggregate cut-off date principal
                           balance of the loans included in the trust as of the Closing Date plus the amount on deposit in the Pre-Funding Account on the Closing Date will exceed the aggregate principal balance of the Certificates on the Closing Date by approximately $13,500,000 which represents approximately 1.5% of the aggregate cut-off date principal balance of the loans included in the trust as of the Closing Date plus the amount on deposit in the Pre-Funding Account on the Closing
                           Date.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

Credit Support                                   Fixed Rate
Percentage:                Initial Credit Support          After Stepdown Date
                           ----------------------          -------------------
                           Rating         Percent          Rating       Percent
                           ------         -------          -------      -------
                           AAA             18.62%          AAA           37.24%
                           AA              13.17%          AA            26.34%
                           A                8.12%          A             16.24%
                           BBB              4.89%          BBB            9.78%
                           BBB-             1.50%          BBB-           3.00%

                                              Adjustable Rate

                           Initial Credit Support          After Stepdown Date
                           ----------------------          -------------------
                           Rating           Percent        Rating        Percent
                           ------           -------        -------       -------
                           AAA              21.79%         AAA           43.58%
                           AA               14.87%         AA            29.74%
                           A                 9.14%         A             18.28%
                           BBB               4.89%         BBB            9.78%
                           BBB-              1.50%         BBB-           3.00%

Losses on Liquidated
Loans: If net liquidation proceeds from liquidated loans in the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Servicer, then the Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class M-1 Certificateholders.

Trigger Event:             A Trigger Event is in effect if:

                           (1) The three month rolling average of the 60 plus day delinquencies exceeds 35% of the senior enhancement percentage. The senior enhancement percentage on any Payment Date is equal to the sum of the related Class M-1, M-2, B-1, B-2 and overcollaterization amount on that Payment Date for the relarted Loan Groups over the related Pool Scheduled Principal Balance; and

                           (2)  The cumulative loss test exceeds:

                              Fixed Rate                  Adjustable Rate
                      Month            Percentage   Month             Percentage
                      37 - 48             3.80%     37 - 48             4.40%
                      49 - 60             4.51%     49 - 60             5.23%
                      61 - 84             4.75%     61 - 84             5.50%
                      85 and thereafter   5.25%     85 and thereafter   6.00%

Purchase Option;
Auction Sale:              Beginning on the Payment Date when the scheduled
                           principal balance of the loans is less than 20% of the Cut-off Date principal balance of the loans the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                           If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                           If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on all certificates are made will be used to paydown principal as follows:

                           (i) first, to reduce the Class AF-6 Certificates Principal Balance until reduced to zero,

                           (ii) next, to the remaining Class AF Certificates and Class AV Certificates, pro-rata until the related Certificate Principal Balances are reduced to zero,

                           (iii)    next, to the remaining Class M-1
                                    Certificates, Class M-2 Certificates, Class
                                    B-1 Certificates, and the Class B-2
                                    Certificates, pro-rata based on the
                                    outstanding principal balance, until the related certificate principal balances are reduced to zero.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                              Fixed Rate Loan Group
Summary

                                                                     Total         Minimum      Maximum
    -----------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance   $299,696,411.60
    Number of Loans                                                      5,036
    Average Original Loan Balance                                   $59,701.86    $5,000.00   $420,000.00
    Average Current Loan Balance                                    $59,510.80    $4,640.81   $420,000.00
    Weighted Average Combined LTV                                       89.51%        9.52%       100.00%
    Weighted Average Gross Coupon                                       12.09%        7.13%        20.85%
    Weighted Average Remaining Term to Maturity (months)                   243           19           360
    Weighted Average Original Term (months)                                244           48           360
    Weighted Average FICO Credit Score                                     622
    Weighted Average Debt to Income Ratio                               41.57%
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------
                                                           Percent of Statistical Calculation
                                                Range              Date Principal Balance
                                                -----              ----------------------
             Fully Amortizing Mortgage Loans                               71.67%
             Balloon Mortgage Loans                                        28.33%

             Lien Position                      First                      79.77%

             Property Type                      Single Family              92.12%
                                                Manufactured                4.48%
                                                Farmland                    1.38%
                                                Rural Manufactured          0.98%
                                                Condominium                 0.56%

             Occupancy Status                   Primary                    98.42%
                                                Renter                      1.56%

             Geographic Distribution            California                  8.74%
                                                Ohio                        6.21%
                                                Michigan                    5.89%
                                                Florida                     5.40%
                                                Texas                       4.61%
                                                Other                      69.14%

             Largest Zip Code Concentration     19720                       0.21%

             Credit Grade                       A-1                        57.20%
                                                A-2                        17.96%
                                                B                          18.98%
                                                C                           5.06%
                                                D                           0.80%

             Delinquency                         0 - 29 Days              100.00%
                                                30 - 59 Days                0.00%
    -----------------------------------------------------------------------------------------

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
GEOGRAPHIC DISTRIBUTION - FIXED RATE LOAN GROUP

                        Number of Loans         Aggregate Principal          % of Fixed Rate Loan Group by
                     as of the Statistical  Balance Outstanding as of the   Outstanding Principal Balance as
 State or Territory     Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
California                    364                  $26,205,634.20                         8.74%
- --------------------------------------------------------------------------------------------------------------
Ohio                          337                   18,615,731.61                         6.21
- --------------------------------------------------------------------------------------------------------------
Michigan                      286                   17,659,004.09                         5.89
- --------------------------------------------------------------------------------------------------------------
Florida                       268                   16,184,316.34                         5.40
- --------------------------------------------------------------------------------------------------------------
Other*                      3,781                  221,031,725.36                        73.75
- --------------------------------------------------------------------------------------------------------------
           Total            5,036                 $299,696,411.60                       100.00%

*No one State in this category constitutes more than 5% of the Initial Fixed Rate Mortgage Loan Group Outstanding Principal Balance.




================================================================================
YEAR OF ORIGINATION - FIXED RATE LOAN GROUP

                 Number of Loans         Aggregate Principal          % of Fixed Rate Loan Group by
 Year of     as of the Statistical  Balance Outstanding as of the   Outstanding Principal Balance as
Origination     Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- ------------------------------------------------------------------------------------------------------
1994                     2                     $61,615.89                       0.02%
- ------------------------------------------------------------------------------------------------------
1995                    13                     616,815.54                       0.21
- ------------------------------------------------------------------------------------------------------
1996                    38                   1,696,641.51                       0.57
- ------------------------------------------------------------------------------------------------------
1997                    89                   4,433,992.15                       1.48
- ------------------------------------------------------------------------------------------------------
1998                    29                   1,752,075.38                       0.58
- ------------------------------------------------------------------------------------------------------
1999                 4,865                 291,135,271.13                      97.14
- ------------------------------------------------------------------------------------------------------
     Total           5,036                $299,696,411.60                     100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - FIXED RATE LOAN GROUP

                           Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
       Range of        as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
 Original Loan Amount     Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
Less than  $  10,000               12                     $96,482.17                         0.03%
- --------------------------------------------------------------------------------------------------------------
$ 10,000  to $ 19,999             788                  11,383,268.57                        3.80
- --------------------------------------------------------------------------------------------------------------
$ 20,000  to $ 29,999             749                  18,174,546.15                        6.06
- --------------------------------------------------------------------------------------------------------------
$ 30,000  to $ 39,999             577                  19,887,928.88                        6.64
- --------------------------------------------------------------------------------------------------------------
$ 40,000  to $ 49,999             539                  24,021,128.01                        8.02
- --------------------------------------------------------------------------------------------------------------
$ 50,000  to $ 59,999             428                  23,294,273.28                        7.77
- --------------------------------------------------------------------------------------------------------------
$ 60,000  to $ 69,999             385                  24,876,421.41                        8.30
- --------------------------------------------------------------------------------------------------------------
$ 70,000  to $ 79,999             340                  25,316,641.53                        8.45
- --------------------------------------------------------------------------------------------------------------
$ 80,000  to $ 89,999             243                  20,399,019.19                        6.81
- --------------------------------------------------------------------------------------------------------------
$ 90,000  to $ 99,999             201                  18,907,034.32                        6.31
- --------------------------------------------------------------------------------------------------------------
$100,000 to $109,999              174                  18,218,992.58                        6.08
- --------------------------------------------------------------------------------------------------------------
$110,000 to $119,999              116                  13,283,157.84                        4.43
- --------------------------------------------------------------------------------------------------------------
$120,000 to $129,999               91                  11,274,505.72                        3.76
- --------------------------------------------------------------------------------------------------------------
$130,000 to $139,999               77                  10,361,543.35                        3.46
- --------------------------------------------------------------------------------------------------------------
$140,000 to $149,999               69                   9,980,975.44                        3.33
- --------------------------------------------------------------------------------------------------------------
$150,000 to $159,999               46                   7,074,743.10                        2.36
- --------------------------------------------------------------------------------------------------------------
$160,000 to $169,999               36                   5,919,590.52                        1.98
- --------------------------------------------------------------------------------------------------------------
$170,000 to $179,999               18                   3,137,291.19                        1.05
- --------------------------------------------------------------------------------------------------------------
$180,000 to $189,999               26                   4,773,941.43                        1.59
- --------------------------------------------------------------------------------------------------------------
$190,000 to $199,999               23                   4,458,876.49                        1.49
- --------------------------------------------------------------------------------------------------------------
$200,000 to $249,999               56                  12,297,221.38                        4.10
- --------------------------------------------------------------------------------------------------------------
$250,000 to $299,999               22                   5,835,082.86                        1.95
- --------------------------------------------------------------------------------------------------------------
Over     $300,000                  20                   6,723,746.19                        2.24
- --------------------------------------------------------------------------------------------------------------
           Total                5,036                $299,696,411.60                      100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
INTEREST RATE DISTRIBUTION - FIXED RATE LOAN GROUP

                           Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
   Range of Mortgage   as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
  Loan Interest Rates     Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- ---------------------------------------------------------------------------------------------------------------
Less than 9.001%                  63                  $5,556,896.00                       1.85%
- ---------------------------------------------------------------------------------------------------------------
  9.001%   to  10.000%           264                  27,507,987.12                       9.18
- ---------------------------------------------------------------------------------------------------------------
10.001%   to  11.000%            608                  55,795,561.72                      18.62
- ---------------------------------------------------------------------------------------------------------------
11.001%   to  12.000%            971                  76,929,305.33                      25.67
- ---------------------------------------------------------------------------------------------------------------
12.001%   to  13.000%            963                  58,524,612.49                      19.53
- ---------------------------------------------------------------------------------------------------------------
13.001%   to  14.000%          1,008                  38,777,233.15                      12.94
- ---------------------------------------------------------------------------------------------------------------
14.001%   to  15.000%            683                  23,048,729.52                       7.69
- ---------------------------------------------------------------------------------------------------------------
15.001%   to  16.000%            247                   7,829,692.43                       2.61
- ---------------------------------------------------------------------------------------------------------------
16.001%   to  17.000%            131                   3,569,609.51                       1.19
- ---------------------------------------------------------------------------------------------------------------
Over 17.000%                      98                   2,156,784.33                       0.72
- ---------------------------------------------------------------------------------------------------------------
           Total               5,036                $299,696,411.60                     100.00%


================================================================================
REMAINING MONTHS TO MATURITY - FIXED RATE LOAN GROUP

                        Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
Range of Remaining  as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
Months to Maturity     Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- ------------------------------------------------------------------------------------------------------------
  0  to   30                     5                  $113,547.46                        0.04%
- ------------------------------------------------------------------------------------------------------------
 31  to   60                    75                 1,609,813.58                        0.54
- ------------------------------------------------------------------------------------------------------------
 61  to   90                    67                 2,023,481.69                        0.68
- ------------------------------------------------------------------------------------------------------------
 91  to  120                   346                 9,847,736.22                        3.29
- ------------------------------------------------------------------------------------------------------------
121  to  150                    53                 2,835,048.03                        0.95
- ------------------------------------------------------------------------------------------------------------
151  to  180                 1,577                88,020,824.54                       29.37
- ------------------------------------------------------------------------------------------------------------
181  to  210                    14                   879,268.10                        0.29
- ------------------------------------------------------------------------------------------------------------
211  to  240                 1,740               101,973,585.85                       34.03
- ------------------------------------------------------------------------------------------------------------
271  to  300                   629                42,060,374.06                       14.03
- ------------------------------------------------------------------------------------------------------------
301  to  330                     2                   112,540.94                        0.04
- ------------------------------------------------------------------------------------------------------------
331  to  360                   528                50,220,191.13                       16.76
- ------------------------------------------------------------------------------------------------------------
           Total             5,036              $299,696,411.60                      100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
LIEN POSITION - FIXED RATE LOAN GROUP

                Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
            as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
 Lien          Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- ----------------------------------------------------------------------------------------------------
First                2,958                $239,071,882.88                        79.77%
- ----------------------------------------------------------------------------------------------------
Second               2,041                  59,792,180.86                        19.95
- ----------------------------------------------------------------------------------------------------
Third                   37                     832,347.86                         0.28
- ----------------------------------------------------------------------------------------------------
     Total           5,036                $299,696,411.60                       100.00%


================================================================================
COMBINED LOAN-TO-VALUE RATIO - FIXED RATE LOAN GROUP

                          Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
 Range of Combined    as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
Loan-to-Value Ratios     Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
 0.00%  to  10.00%               1                     $30,000.00                        0.01%
- --------------------------------------------------------------------------------------------------------------
10.01%  to  20.00%              16                     277,779.77                        0.09
- --------------------------------------------------------------------------------------------------------------
20.01%  to  30.00%              20                     632,815.51                        0.21
- --------------------------------------------------------------------------------------------------------------
30.01%  to  40.00%              46                   1,399,041.08                        0.47
- --------------------------------------------------------------------------------------------------------------
40.01%  to  50.00%              49                   1,728,142.05                        0.58
- --------------------------------------------------------------------------------------------------------------
50.01%  to  60.00%              82                   3,712,080.31                        1.24
- --------------------------------------------------------------------------------------------------------------
60.01%  to  70.00%             193                   8,778,156.55                        2.93
- --------------------------------------------------------------------------------------------------------------
70.01%  to  80.00%             614                  33,230,294.40                       11.09
- --------------------------------------------------------------------------------------------------------------
80.01%  to  90.00%           1,392                  83,372,963.25                       27.82
- --------------------------------------------------------------------------------------------------------------
90.01%  to 100.00%           2,623                 166,535,138.68                       55.57
- --------------------------------------------------------------------------------------------------------------
       Total                 5,036                $299,696,411.60                      100.00%


Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                           Adjustable Rate Loan Group

Summary
                                                                     Total        Minimum       Maximum
    -----------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance   $151,819,430.75
    Number of Loans                                                      1,318
    Average Original Loan Balance                                  $115,268.64   $12,750.00   $387,600.00
    Average Current Loan Balance                                   $115,189.25   $12,694.56   $387,600.00
    Weighted Average Combined LTV                                       87.70%       33.33%       100.00%
    Weighted Average Gross Coupon                                        9.85%        6.99%        13.75%
    Weighted Average Remaining Term to Maturity (months)                   359          179           360
    Weighted Average Original Term (months)                                360          360           360
    Weighted Average Gross Margin                                       6.471%       3.850%       10.750%
    Weighted Average Maximum Rate                                      13.035%       9.300%       22.500%
    Weighted Average Periodic Cap                                       1.056%       1.000%        7.000%
    Weighted Average FICO Credit Score                                     605
    Weighted Average Debt to Income Ratio                               40.66%
    -----------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
                                                            Percent of Statistical Calculation
                                              Range               Date Principal Balance
                                              -----               ----------------------
             Fully Amortizing Loans                                         100.00%

             Product Type                     2/28 LIBOR                     96.51%
                                              3/27 LIBOR                      3.49%

             Lien Position                    First                         100.00%

             Property Type                    Single Family                  98.50%
                                              Condominium                     0.61%
                                              Manufactured                    0.51%
                                              Townhouse                       0.16%

             Occupancy Status                 Primary                       100.00%

             Geographic Distribution          California                     10.04%
                                              Ohio                            8.08%
                                              Washington                      6.43%
                                              Michigan                        6.16%
                                              Colorado                        5.78%
                                              Other                          63.50%

             Largest Zip Code Concentration   20744                           0.59%

             Credit Grade                     A-1                            47.90%
                                              A-2                            26.14%
                                              B                              20.82%
                                              C                               4.55%
                                              D                               0.59%

          Delinquency                          0 - 29 Days                  100.00%
                                              30 - 59 Days                    0.00%
    --------------------------------------------------------------------------------------------

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
GEOGRAPHIC DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP

                         Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
                     as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
 State or Territory     Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------
California                     82                 $15,246,778.24                       10.04%
- -------------------------------------------------------------------------------------------------------------
Ohio                          126                  12,269,094.45                        8.08
- -------------------------------------------------------------------------------------------------------------
Washington                     71                   9,760,079.22                        6.43
- -------------------------------------------------------------------------------------------------------------
Michigan                       93                   9,355,030.62                        6.16
- -------------------------------------------------------------------------------------------------------------
Colorado                       64                   8,779,925.12                        5.78
- -------------------------------------------------------------------------------------------------------------
Other*                        882                  96,408,523.10                       63.50
- -------------------------------------------------------------------------------------------------------------
           Total            1,318                $151,819,430.75                      100.00%

*No one State in this category constitutes more than 5% of the Initial Fixed Rate Mortgage Loan Group Outstanding Principal Balance.


================================================================================
YEAR OF ORIGINATION - ADJUSTABLE RATE LOAN GROUP

                         Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
                     as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
Year of Origination     Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------
1997                               1                   $70,125.95                        0.05%
- -------------------------------------------------------------------------------------------------------------
1998                              47                 4,657,642.49                        3.07
- -------------------------------------------------------------------------------------------------------------
1999                           1,270               147,091,662.31                       96.89
- -------------------------------------------------------------------------------------------------------------
           Total               1,318              $151,819,430.75                      100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP

                               Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
      Range of             as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
Original Loan Amount          Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------------
$ 10,000  to $ 19,999                  2                     $27,694.56                      0.02%
- -------------------------------------------------------------------------------------------------------------------
$ 20,000  to $ 29,999                  7                     173,496.95                      0.11
- -------------------------------------------------------------------------------------------------------------------
$ 30,000  to $ 39,999                 18                     634,523.81                      0.42
- -------------------------------------------------------------------------------------------------------------------
$ 40,000  to $ 49,999                 63                   2,798,683.31                      1.84
- -------------------------------------------------------------------------------------------------------------------
$ 50,000  to $ 59,999                 97                   5,401,386.57                      3.56
- -------------------------------------------------------------------------------------------------------------------
$ 60,000  to $ 69,999                123                   7,986,937.99                      5.26
- -------------------------------------------------------------------------------------------------------------------
$ 70,000  to $ 79,999                123                   9,185,084.53                      6.05
- -------------------------------------------------------------------------------------------------------------------
$ 80,000  to $ 89,999                117                   9,858,142.77                      6.49
- -------------------------------------------------------------------------------------------------------------------
$ 90,000  to $ 99,999                 98                   9,319,023.15                      6.14
- -------------------------------------------------------------------------------------------------------------------
$100,000 to $109,999                  87                   9,109,514.28                      6.00
- -------------------------------------------------------------------------------------------------------------------
$110,000 to $119,999                  88                  10,136,189.89                      6.68
- -------------------------------------------------------------------------------------------------------------------
$120,000 to $129,999                  77                   9,556,682.76                      6.29
- -------------------------------------------------------------------------------------------------------------------
$130,000 to $139,999                  55                   7,421,801.71                      4.89
- -------------------------------------------------------------------------------------------------------------------
$140,000 to $149,999                  65                   9,381,500.49                      6.18
- -------------------------------------------------------------------------------------------------------------------
$150,000 to $159,999                  60                   9,279,525.23                      6.11
- -------------------------------------------------------------------------------------------------------------------
$160,000 to $169,999                  43                   7,086,982.07                      4.67
- -------------------------------------------------------------------------------------------------------------------
$170,000 to $179,999                  26                   4,510,433.73                      2.97
- -------------------------------------------------------------------------------------------------------------------
$180,000 to $189,999                  20                   3,677,705.65                      2.42
- -------------------------------------------------------------------------------------------------------------------
$190,000 to $199,999                  26                   5,083,914.75                      3.35
- -------------------------------------------------------------------------------------------------------------------
$200,000 to $249,999                  67                  14,972,067.22                      9.86
- -------------------------------------------------------------------------------------------------------------------
$250,000 to $299,999                  41                  11,229,250.50                      7.40
- -------------------------------------------------------------------------------------------------------------------
Over     $300,000                     15                   4,988,888.83                      3.29
- -------------------------------------------------------------------------------------------------------------------
           Total                   1,318                $151,819,430.75                    100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
INTEREST RATE DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP

                           Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
 Range of Mortgage     as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
Loan Interest Rates       Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- ---------------------------------------------------------------------------------------------------------------
Less than 9.001%                  217                 $28,328,353.32                     18.66%
- ---------------------------------------------------------------------------------------------------------------
  9.001%   to  10.000%            578                  69,325,647.64                     45.66
- ---------------------------------------------------------------------------------------------------------------
10.001%   to  11.000%             391                  42,551,137.06                     28.03
- ---------------------------------------------------------------------------------------------------------------
11.001%   to  12.000%             113                  10,310,560.97                      6.79
- ---------------------------------------------------------------------------------------------------------------
12.001%   to  13.000%              16                   1,146,198.67                      0.75
- ---------------------------------------------------------------------------------------------------------------
13.001%   to  14.000%               3                     157,533.09                      0.10
- ---------------------------------------------------------------------------------------------------------------
           Total                1,318                $151,819,430.75                    100.00%


================================================================================
REMAINING MONTHS TO MATURITY - ADJUSTABLE RATE LOAN GROUP

                         Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
Range of Remaining   as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
Months to Maturity      Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------
151  to  180                      1                    $133,444.01                        0.09%
- -------------------------------------------------------------------------------------------------------------
331  to  360                  1,317                 151,685,986.74                       99.91
- -------------------------------------------------------------------------------------------------------------
           Total              1,318                $151,819,430.75                      100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
LIEN POSITION - ADJUSTABLE RATE LOAN GROUP

                   Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
               as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
       Lien       Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------
First                  1,318                $151,819,430.75                       100.00%
- -------------------------------------------------------------------------------------------------------
      Total            1,318                $151,819,430.75                       100.00%



================================================================================
COMBINED LOAN-TO-VALUE RATIO - ADJUSTABLE RATE LOAN GROUP

                           Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
 Range of Combined     as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
Loan-to-Value Ratios      Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- ---------------------------------------------------------------------------------------------------------------
30.01%  to  40.00%                  2                     $89,459.22                      0.06%
- ---------------------------------------------------------------------------------------------------------------
40.01%  to  50.00%                 11                     726,899.56                      0.48
- ---------------------------------------------------------------------------------------------------------------
50.01%  to  60.00%                 12                   1,317,266.97                      0.87
- ---------------------------------------------------------------------------------------------------------------
60.01%  to  70.00%                 32                   2,635,001.81                      1.74
- ---------------------------------------------------------------------------------------------------------------
70.01%  to  80.00%                244                  25,586,930.09                     16.85
- ---------------------------------------------------------------------------------------------------------------
80.01%  to  90.00%                698                  80,460,071.96                     53.00
- ---------------------------------------------------------------------------------------------------------------
90.01%  to 100.00%                319                  41,003,801.14                     27.01
- ---------------------------------------------------------------------------------------------------------------
           Total                1,318                $151,819,430.75                    100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
GROSS MARGIN - ADJUSTABLE RATE LOAN GROUP

                          Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
      Range of        as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
    Gross Margin         Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
3.750%   to  3.999%              2                    $257,646.74                       0.17%
- --------------------------------------------------------------------------------------------------------------
4.000%   to  4.249%              4                     455,088.62                       0.30
- --------------------------------------------------------------------------------------------------------------
4.500%   to  4.749%              7                     741,964.88                       0.49
- --------------------------------------------------------------------------------------------------------------
4.750%   to  4.999%             10                   1,086,108.22                       0.72
- --------------------------------------------------------------------------------------------------------------
5.000%   to  5.249%             20                   1,951,029.76                       1.29
- --------------------------------------------------------------------------------------------------------------
5.250%   to  5.499%             28                   3,099,919.03                       2.04
- --------------------------------------------------------------------------------------------------------------
5.500%   to  5.749%            120                  14,822,658.76                       9.76
- --------------------------------------------------------------------------------------------------------------
5.750%   to  5.999%            190                  20,459,834.93                      13.48
- --------------------------------------------------------------------------------------------------------------
6.000%   to  6.249%            179                  22,450,521.12                      14.79
- --------------------------------------------------------------------------------------------------------------
6.250%   to  6.499%            136                  16,591,528.85                      10.93
- --------------------------------------------------------------------------------------------------------------
6.500%   to  6.749%            118                  13,350,932.29                       8.79
- --------------------------------------------------------------------------------------------------------------
6.750%   to  6.999%            168                  21,836,260.67                      14.38
- --------------------------------------------------------------------------------------------------------------
7.000%   to  7.249%             93                  10,281,539.94                       6.77
- --------------------------------------------------------------------------------------------------------------
7.250%   to  7.499%             81                   8,217,102.78                       5.41
- --------------------------------------------------------------------------------------------------------------
7.500%   to  7.749%             58                   6,199,348.37                       4.08
- --------------------------------------------------------------------------------------------------------------
7.750%   to  7.999%             37                   4,010,295.48                       2.64
- --------------------------------------------------------------------------------------------------------------
8.000%   to  8.249%             25                   2,269,033.49                       1.49
- --------------------------------------------------------------------------------------------------------------
8.250%   to  8.499%             15                   1,487,388.44                       0.98
- --------------------------------------------------------------------------------------------------------------
8.500%   to  8.749%             11                     952,583.26                       0.63
- --------------------------------------------------------------------------------------------------------------
8.750%   to  8.999%              4                     414,933.43                       0.27
- --------------------------------------------------------------------------------------------------------------
9.000%   to  9.249%              5                     299,367.89                       0.20
- --------------------------------------------------------------------------------------------------------------
9.250%   to  9.499%              3                     198,919.22                       0.13
- --------------------------------------------------------------------------------------------------------------
9.500%   to  9.749%              1                      70,179.87                       0.05
- --------------------------------------------------------------------------------------------------------------
9.750%   to  9.999%              1                     100,744.71                       0.07
- --------------------------------------------------------------------------------------------------------------
10.500% to 10.749%               1                     164,000.00                       0.11
- --------------------------------------------------------------------------------------------------------------
10.750% to 10.999%               1                      50,500.00                       0.03
- --------------------------------------------------------------------------------------------------------------
           Total             1,318                $151,819,430.75                     100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MONTH OF NEXT RATE ADJUSTMENT - ADJUSTABLE RATE LOAN GROUP

                       Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
  Month of Next    as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
 Rate Adjustment      Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- -----------------------------------------------------------------------------------------------------------
December 1999                  1                   $70,125.95                         0.05%
- -----------------------------------------------------------------------------------------------------------
March 2000                     1                    62,467.05                         0.04
- -----------------------------------------------------------------------------------------------------------
May 2000                       2                   425,236.00                         0.28
- -----------------------------------------------------------------------------------------------------------
June 2000                      3                   336,189.00                         0.22
- -----------------------------------------------------------------------------------------------------------
July 2000                      8                   632,155.34                         0.42
- -----------------------------------------------------------------------------------------------------------
August 2000                    2                   127,119.49                         0.08
- -----------------------------------------------------------------------------------------------------------
September 2000                 4                   254,511.28                         0.17
- -----------------------------------------------------------------------------------------------------------
October 2000                   4                   249,048.52                         0.16
- -----------------------------------------------------------------------------------------------------------
November 2000                  5                   492,221.85                         0.32
- -----------------------------------------------------------------------------------------------------------
December 2000                 10                 1,296,369.42                         0.85
- -----------------------------------------------------------------------------------------------------------
January 2001                   2                   121,071.00                         0.08
- -----------------------------------------------------------------------------------------------------------
February 2001                  3                   296,929.21                         0.20
- -----------------------------------------------------------------------------------------------------------
March 2001                     7                   871,099.98                         0.57
- -----------------------------------------------------------------------------------------------------------
April 2001                    10                 1,246,169.34                         0.82
- -----------------------------------------------------------------------------------------------------------
May 2001                      15                 1,578,741.92                         1.04
- -----------------------------------------------------------------------------------------------------------
June 2001                     73                 7,279,159.03                         4.79
- -----------------------------------------------------------------------------------------------------------
July 2001                    187                22,040,092.14                        14.52
- -----------------------------------------------------------------------------------------------------------
August 2001                  321                37,643,756.40                        24.80
- -----------------------------------------------------------------------------------------------------------
September 2001               425                50,827,325.24                        33.48
- -----------------------------------------------------------------------------------------------------------
October 2001                 185                20,374,132.00                        13.42
- -----------------------------------------------------------------------------------------------------------
November 2001                  3                   382,173.29                         0.25
- -----------------------------------------------------------------------------------------------------------
December 2001                  1                   173,750.84                         0.11
- -----------------------------------------------------------------------------------------------------------
January 2002                   2                   230,872.67                         0.15
- -----------------------------------------------------------------------------------------------------------
February 2002                  1                    51,779.41                         0.03
- -----------------------------------------------------------------------------------------------------------
April 2002                     1                   161,496.66                         0.11
- -----------------------------------------------------------------------------------------------------------
May 2002                       1                    98,822.60                         0.07
- -----------------------------------------------------------------------------------------------------------
June 2002                      2                   231,188.30                         0.15
- -----------------------------------------------------------------------------------------------------------
July 2002                      1                    36,521.66                         0.02
- -----------------------------------------------------------------------------------------------------------
August 2002                    4                   477,433.16                         0.31
- -----------------------------------------------------------------------------------------------------------
September 2002                23                 2,612,232.00                         1.72
- -----------------------------------------------------------------------------------------------------------
October 2002                  11                 1,139,240.00                         0.75
- -----------------------------------------------------------------------------------------------------------
           Total           1,318              $151,819,430.75                       100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MAXIMUM RATE - ADJUSTABLE RATE LOAN GROUP

                          Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
    Range of          as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
 Maximum Rates           Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
9.250%   to  9.499%               1                    $237,643.20                      0.16%
- --------------------------------------------------------------------------------------------------------------
9.750%   to  9.999%               1                      83,700.00                      0.06
- --------------------------------------------------------------------------------------------------------------
10.000% to 10.249%                3                     170,016.54                      0.11
- --------------------------------------------------------------------------------------------------------------
10.250% to 10.499%                5                     580,505.08                      0.38
- --------------------------------------------------------------------------------------------------------------
10.500% to 10.749%                2                     164,279.41                      0.11
- --------------------------------------------------------------------------------------------------------------
10.750% to 10.999%               24                   3,207,108.78                      2.11
- --------------------------------------------------------------------------------------------------------------
11.000% to 11.249%                7                     850,427.30                      0.56
- --------------------------------------------------------------------------------------------------------------
11.250% to 11.499%               11                   1,773,273.39                      1.17
- --------------------------------------------------------------------------------------------------------------
11.500% to 11.749%               41                   4,805,761.54                      3.17
- --------------------------------------------------------------------------------------------------------------
11.750% to 11.999%              115                  15,035,416.77                      9.90
- --------------------------------------------------------------------------------------------------------------
12.000% to 12.249%               54                   6,652,321.49                      4.38
- --------------------------------------------------------------------------------------------------------------
12.250% to 12.499%              118                  15,127,711.89                      9.96
- --------------------------------------------------------------------------------------------------------------
12.500% to 12.749%              131                  14,387,992.23                      9.48
- --------------------------------------------------------------------------------------------------------------
12.750% to 12.999%              238                  27,790,466.26                     18.30
- --------------------------------------------------------------------------------------------------------------
13.000% to 13.249%               74                   8,231,786.91                      5.42
- --------------------------------------------------------------------------------------------------------------
13.250% to 13.499%              118                  12,607,944.02                      8.30
- --------------------------------------------------------------------------------------------------------------
13.500% to 13.749%               81                   9,103,782.92                      6.00
- --------------------------------------------------------------------------------------------------------------
13.750% to 13.999%               87                   9,095,907.64                      5.99
- --------------------------------------------------------------------------------------------------------------
14.000% to 14.249%               39                   4,185,865.92                      2.76
- --------------------------------------------------------------------------------------------------------------
14.250% to 14.499%               31                   2,352,847.80                      1.55
- --------------------------------------------------------------------------------------------------------------
14.500% to 14.749%               27                   2,606,018.00                      1.72
- --------------------------------------------------------------------------------------------------------------
14.750% to 14.999%               22                   2,681,001.30                      1.77
- --------------------------------------------------------------------------------------------------------------
15.000% to 15.249%                9                     826,854.29                      0.54
- --------------------------------------------------------------------------------------------------------------
15.250% to 15.499%               16                   1,840,203.52                      1.21
- --------------------------------------------------------------------------------------------------------------
15.500% to 15.749%                6                     710,760.77                      0.47
- --------------------------------------------------------------------------------------------------------------
15.750% to 15.999%               11                   1,439,544.01                      0.95
- --------------------------------------------------------------------------------------------------------------
16.000% to 16.249%                2                     449,800.00                      0.30
- --------------------------------------------------------------------------------------------------------------
16.250% to 16.499%               10                   1,076,798.88                      0.71
- --------------------------------------------------------------------------------------------------------------
16.500% to 16.749%                9                   1,215,123.30                      0.80
- --------------------------------------------------------------------------------------------------------------
16.750% to 16.999%               11                   1,216,841.86                      0.80
- --------------------------------------------------------------------------------------------------------------
17.000% to 17.249%                5                     592,806.94                      0.39
- --------------------------------------------------------------------------------------------------------------
17.250% to 17.499%                3                     374,200.00                      0.25
- --------------------------------------------------------------------------------------------------------------
17.500% to 17.749%                1                      41,850.00                      0.03
- --------------------------------------------------------------------------------------------------------------
17.750% to 17.999%                1                      76,500.00                      0.05
- --------------------------------------------------------------------------------------------------------------
18.000% to 18.249%                1                      58,000.00                      0.04
- --------------------------------------------------------------------------------------------------------------
18.250% to 18.499%                1                      70,249.03                      0.05
- --------------------------------------------------------------------------------------------------------------
18.500% to 18.749%                1                      39,200.00                      0.03
- --------------------------------------------------------------------------------------------------------------
22.500% to 22.749%                1                      58,919.76                      0.04
- --------------------------------------------------------------------------------------------------------------
           Total              1,318                $151,819,430.75                    100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MINIMUM RATE - ADJUSTABLE RATE LOAN GROUP

                         Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
     Range of        as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
   Minimum Rates        Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------
5.500%   to  5.749%              1                   $62,099.85                        0.04%
- -------------------------------------------------------------------------------------------------------------
6.000%   to  6.249%              1                    49,679.66                        0.03
- -------------------------------------------------------------------------------------------------------------
6.250%   to  6.499%              2                   185,205.08                        0.12
- -------------------------------------------------------------------------------------------------------------
6.500%   to  6.749%              1                    51,779.41                        0.03
- -------------------------------------------------------------------------------------------------------------
6.750%   to  6.999%              1                    83,700.00                        0.06
- -------------------------------------------------------------------------------------------------------------
7.000%   to  7.249%              3                   432,568.74                        0.28
- -------------------------------------------------------------------------------------------------------------
7.250%   to  7.499%              4                   479,442.11                        0.32
- -------------------------------------------------------------------------------------------------------------
7.500%   to  7.749%              2                   183,270.78                        0.12
- -------------------------------------------------------------------------------------------------------------
7.750%   to  7.999%             15                 2,518,732.95                        1.66
- -------------------------------------------------------------------------------------------------------------
8.000%   to  8.249%              2                   338,700.00                        0.22
- -------------------------------------------------------------------------------------------------------------
8.250%   to  8.499%              8                 1,122,731.53                        0.74
- -------------------------------------------------------------------------------------------------------------
8.500%   to  8.749%             37                 4,596,149.45                        3.03
- -------------------------------------------------------------------------------------------------------------
8.750%   to  8.999%            136                17,586,987.44                       11.58
- -------------------------------------------------------------------------------------------------------------
9.000%   to  9.249%             61                 7,414,012.39                        4.88
- -------------------------------------------------------------------------------------------------------------
9.250%   to  9.499%            126                16,593,822.08                       10.93
- -------------------------------------------------------------------------------------------------------------
9.500%   to  9.749%            139                15,288,484.86                       10.07
- -------------------------------------------------------------------------------------------------------------
9.750%   to  9.999%            249                29,770,346.32                       19.61
- -------------------------------------------------------------------------------------------------------------
10.000% to 10.249%              75                 8,381,793.10                        5.52
- -------------------------------------------------------------------------------------------------------------
10.250% to 10.499%             128                13,639,485.24                        8.98
- -------------------------------------------------------------------------------------------------------------
10.500% to 10.749%              91                10,401,188.61                        6.85
- -------------------------------------------------------------------------------------------------------------
10.750% to 10.999%              97                10,102,701.58                        6.65
- -------------------------------------------------------------------------------------------------------------
11.000% to 11.249%              44                 4,795,080.76                        3.16
- -------------------------------------------------------------------------------------------------------------
11.250% to 11.499%              36                 2,790,363.41                        1.84
- -------------------------------------------------------------------------------------------------------------
11.500% to 11.749%              27                 2,485,888.16                        1.64
- -------------------------------------------------------------------------------------------------------------
11.750% to 11.999%              14                 1,223,585.33                        0.81
- -------------------------------------------------------------------------------------------------------------
12.000% to 12.249%               7                   531,429.47                        0.35
- -------------------------------------------------------------------------------------------------------------
12.250% to 12.499%               6                   336,362.30                        0.22
- -------------------------------------------------------------------------------------------------------------
12.500% to 12.749%               3                   278,406.90                        0.18
- -------------------------------------------------------------------------------------------------------------
13.250% to 13.499%               1                    44,933.24                        0.03
- -------------------------------------------------------------------------------------------------------------
13.750% to 13.999%               1                    50,500.00                        0.03
- -------------------------------------------------------------------------------------------------------------
           Total             1,318              $151,819,430.75                      100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                          Adjustable Rate Loan Group I

Summary
                                                                      Total         Minimum       Maximum
    -------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance    $133,149,151.11
    Number of Loans                                                       1,252
    Average Original Loan Balance                                   $106,424.86    $12,750.00   $239,000.00
    Average Current Loan Balance                                    $106,349.16    $12,694.56   $239,000.00
    Weighted Average Combined LTV                                        87.67%        33.33%       100.00%
    Weighted Average Gross Coupon                                         9.90%         6.99%        13.75%
    Weighted Average Remaining Term to Maturity (months)                    359           179           360
    Weighted Average Original Term (months)                                 360           360           360
    Weighted Average Gross Margin                                        6.492%        3.850%       10.750%
    Weighted Average Maximum Rate                                       13.083%        9.300%        22.50%
    Weighted Average Periodic Cap                                        1.056%        1.000%        7.000%
    Weighted Average FICO Credit Score                                      605
    Weighted Average Debt to Income Ratio                                40.18%
    -------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------
                                                               Percent of Statistical Calculation
                                               Range                 Date Principal Balance
                                               -----                 ----------------------
             Fully Amortizing Loans                                            100.00%

             Product Type                      2/28 LIBOR                       96.03%
                                               3/27 LIBOR                        3.97%

             Lien Position                     First                           100.00%

             Property Type                     Single Family                    98.29%
                                               Condominium                       0.69%
                                               Manufactured                      0.59%
                                               Townhouse                         0.18%

             Occupancy Status                  Primary                         100.00%

             Geographic Distribution           Ohio                              8.78%
                                               Michigan                          7.03%
                                               California                        6.92%
                                               Washington                        6.77%
                                               Colorado                          5.57%
                                               Other                            64.93%

             Largest Zip Code Concentration    20744                             0.47%

             Credit Grade                      A-1                              46.14%
                                               A-2                              25.47%
                                               B                                22.71%
                                               C                                 5.00%
                                               D                                 0.67%

          Delinquency                           0 - 29 Days                    100.00%
                                               30 - 59 Days                      0.00%
    ---------------------------------------------------------------------------------------------

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
GEOGRAPHIC DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP I

                          Number of Loans         Aggregate Principal         % of Fixed Rate Loan Group by
                      as of the Statistical  Balance Outstanding as of the  Outstanding Principal Balance as
 State or Territory      Calculation Date    Statistical Calculation Date  of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
Ohio                            124                 $11,691,447.56                       8.78%
- --------------------------------------------------------------------------------------------------------------
Michigan                         93                   9,355,030.62                       7.03
- --------------------------------------------------------------------------------------------------------------
California                       61                   9,219,712.88                       6.92
- --------------------------------------------------------------------------------------------------------------
Washington                       68                   9,010,416.79                       6.77
- --------------------------------------------------------------------------------------------------------------
Colorado                         59                   7,412,793.03                       5.57
- --------------------------------------------------------------------------------------------------------------
Illinois                         59                   6,715,979.53                       5.04
- --------------------------------------------------------------------------------------------------------------
Other*                          788                  79,743,770.70                      59.89
- --------------------------------------------------------------------------------------------------------------
           Total              1,252                $133,149,151.11                     100.00%

*No one State in this category constitutes more than 5% of the Initial Fixed Rate Mortgage Loan Group Outstanding Principal Balance.


================================================================================
YEAR OF ORIGINATION - ADJUSTABLE RATE LOAN GROUP I

                         Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
                     as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
Year of Origination     Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
1997                               1                   $70,125.95                         0.05%
- --------------------------------------------------------------------------------------------------------------
1998                              45                 4,144,550.70                         3.11
- --------------------------------------------------------------------------------------------------------------
1999                           1,206               128,934,474.46                        96.83
- --------------------------------------------------------------------------------------------------------------
        Total                  1,252              $133,149,151.11                       100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP I

                           Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
       Range of        as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
 Original Loan Amount     Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- ----------------------------------------------------------------------------------------------------------------
$ 10,000  to $ 19,999             2                     $27,694.56                         0.02%
- ----------------------------------------------------------------------------------------------------------------
$ 20,000  to $ 29,999             7                     173,496.95                         0.13
- ----------------------------------------------------------------------------------------------------------------
$ 30,000  to $ 39,999            18                     634,523.81                         0.48
- ----------------------------------------------------------------------------------------------------------------
$ 40,000  to $ 49,999            63                   2,798,683.31                         2.10
- ----------------------------------------------------------------------------------------------------------------
$ 50,000  to $ 59,999            97                   5,401,386.57                         4.06
- ----------------------------------------------------------------------------------------------------------------
$ 60,000  to $ 69,999           123                   7,986,937.99                         6.00
- ----------------------------------------------------------------------------------------------------------------
$ 70,000  to $ 79,999           123                   9,185,084.53                         6.90
- ----------------------------------------------------------------------------------------------------------------
$ 80,000  to $ 89,999           117                   9,858,142.77                         7.40
- ----------------------------------------------------------------------------------------------------------------
$ 90,000  to $ 99,999            98                   9,319,023.15                         7.00
- ----------------------------------------------------------------------------------------------------------------
$100,000 to $109,999             87                   9,109,514.28                         6.84
- ----------------------------------------------------------------------------------------------------------------
$110,000 to $119,999             88                  10,136,189.89                         7.61
- ----------------------------------------------------------------------------------------------------------------
$120,000 to $129,999             77                   9,556,682.76                         7.18
- ----------------------------------------------------------------------------------------------------------------
$130,000 to $139,999             55                   7,421,801.71                         5.57
- ----------------------------------------------------------------------------------------------------------------
$140,000 to $149,999             65                   9,381,500.49                         7.05
- ----------------------------------------------------------------------------------------------------------------
$150,000 to $159,999             60                   9,279,525.23                         6.97
- ----------------------------------------------------------------------------------------------------------------
$160,000 to $169,999             43                   7,086,982.07                         5.32
- ----------------------------------------------------------------------------------------------------------------
$170,000 to $179,999             26                   4,510,433.73                         3.39
- ----------------------------------------------------------------------------------------------------------------
$180,000 to $189,999             20                   3,677,705.65                         2.76
- ----------------------------------------------------------------------------------------------------------------
$190,000 to $199,999             26                   5,083,914.75                         3.82
- ----------------------------------------------------------------------------------------------------------------
$200,000 to $249,999             57                  12,519,926.91                         9.40
- ----------------------------------------------------------------------------------------------------------------
           Total              1,252                $133,149,151.11                       100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
INTEREST RATE DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP I

                           Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
  Range of Mortgage    as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
 Loan Interest Rates      Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- ----------------------------------------------------------------------------------------------------------------
Less than 9.001%                  199                 $23,165,593.41                        17.40%
- ----------------------------------------------------------------------------------------------------------------
  9.001%   to  10.000%            542                  59,077,459.57                        44.37
- ----------------------------------------------------------------------------------------------------------------
10.001%   to  11.000%             380                  39,558,170.25                        29.71
- ----------------------------------------------------------------------------------------------------------------
11.001%   to  12.000%             112                  10,044,196.12                         7.54
- ----------------------------------------------------------------------------------------------------------------
12.001%   to  13.000%              16                   1,146,198.67                         0.86
- ----------------------------------------------------------------------------------------------------------------
13.001%   to  14.000%               3                     157,533.09                         0.12
- ----------------------------------------------------------------------------------------------------------------
           Total                1,252                $133,149,151.11                       100.00%


================================================================================
REMAINING MONTHS TO MATURITY - ADJUSTABLE RATE LOAN GROUP I

                          Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
 Range of Remaining   as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
 Months to Maturity      Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- ---------------------------------------------------------------------------------------------------------------
151  to  180                        1                  $133,444.01                        0.10%
- ---------------------------------------------------------------------------------------------------------------
331  to  360                    1,251               133,015,707.10                       99.90
- ---------------------------------------------------------------------------------------------------------------
           Total                1,252              $133,149,151.11                      100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
LIEN POSITION - ADJUSTABLE RATE LOAN GROUP I

                  Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
              as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
      Lien       Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------
First                 1,252                $133,149,151.11                        100.00%
- -------------------------------------------------------------------------------------------------------
     Total            1,252                $133,149,151.11                        100.00%

================================================================================
COMBINED LOAN-TO-VALUE RATIO - ADJUSTABLE RATE LOAN GROUP I

                           Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
  Range of Combined    as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
 Loan-to-Value Ratios     Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- ----------------------------------------------------------------------------------------------------------------
30.01%  to  40.00%                  2                  $89,459.22                         0.07%
- ----------------------------------------------------------------------------------------------------------------
40.01%  to  50.00%                 11                  726,899.56                         0.55
- ----------------------------------------------------------------------------------------------------------------
50.01%  to  60.00%                 11                1,037,266.97                         0.78
- ----------------------------------------------------------------------------------------------------------------
60.01%  to  70.00%                 31                2,371,644.81                         1.78
- ----------------------------------------------------------------------------------------------------------------
70.01%  to  80.00%                234               22,743,618.72                        17.08
- ----------------------------------------------------------------------------------------------------------------
80.01%  to  90.00%                663               70,496,811.85                        52.95
- ----------------------------------------------------------------------------------------------------------------
90.01%  to 100.00%                300               35,683,449.98                        26.80
- ----------------------------------------------------------------------------------------------------------------
           Total                1,252             $133,149,151.11                       100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
GROSS MARGIN - ADJUSTABLE RATE LOAN GROUP I

                         Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
    Range of         as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
  Gross Margin          Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
3.750%   to  3.999%               2                  $257,646.74                         0.19%
- --------------------------------------------------------------------------------------------------------------
4.000%   to  4.249%               4                   455,088.62                         0.34
- --------------------------------------------------------------------------------------------------------------
4.500%   to  4.749%               7                   741,964.88                         0.56
- --------------------------------------------------------------------------------------------------------------
4.750%   to  4.999%              10                 1,086,108.22                         0.82
- --------------------------------------------------------------------------------------------------------------
5.000%   to  5.249%              19                 1,563,429.76                         1.17
- --------------------------------------------------------------------------------------------------------------
5.250%   to  5.499%              27                 2,856,919.03                         2.15
- --------------------------------------------------------------------------------------------------------------
5.500%   to  5.749%             109                11,638,468.55                         8.74
- --------------------------------------------------------------------------------------------------------------
5.750%   to  5.999%             183                18,365,416.82                        13.79
- --------------------------------------------------------------------------------------------------------------
6.000%   to  6.249%             169                19,746,658.46                        14.83
- --------------------------------------------------------------------------------------------------------------
6.250%   to  6.499%             126                13,724,946.54                        10.31
- --------------------------------------------------------------------------------------------------------------
6.500%   to  6.749%             113                12,027,715.30                         9.03
- --------------------------------------------------------------------------------------------------------------
6.750%   to  6.999%             154                17,809,740.88                        13.38
- --------------------------------------------------------------------------------------------------------------
7.000%   to  7.249%              91                 9,785,601.52                         7.35
- --------------------------------------------------------------------------------------------------------------
7.250%   to  7.499%              79                 7,638,102.78                         5.74
- --------------------------------------------------------------------------------------------------------------
7.500%   to  7.749%              58                 6,199,348.37                         4.66
- --------------------------------------------------------------------------------------------------------------
7.750%   to  7.999%              35                 3,514,679.03                         2.64
- --------------------------------------------------------------------------------------------------------------
8.000%   to  8.249%              25                 2,269,033.49                         1.70
- --------------------------------------------------------------------------------------------------------------
8.250%   to  8.499%              14                 1,217,053.74                         0.91
- --------------------------------------------------------------------------------------------------------------
8.500%   to  8.749%              11                   952,583.26                         0.72
- --------------------------------------------------------------------------------------------------------------
8.750%   to  8.999%               4                   414,933.43                         0.31
- --------------------------------------------------------------------------------------------------------------
9.000%   to  9.249%               5                   299,367.89                         0.22
- --------------------------------------------------------------------------------------------------------------
9.250%   to  9.499%               3                   198,919.22                         0.15
- --------------------------------------------------------------------------------------------------------------
9.500%   to  9.749%               1                    70,179.87                         0.05
- --------------------------------------------------------------------------------------------------------------
9.750%   to  9.999%               1                   100,744.71                         0.08
- --------------------------------------------------------------------------------------------------------------
10.500% to 10.749%                1                   164,000.00                         0.12
- --------------------------------------------------------------------------------------------------------------
10.750% to 10.999%                1                    50,500.00                         0.04
- --------------------------------------------------------------------------------------------------------------
           Total              1,252              $133,149,151.11                       100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MONTH OF NEXT RATE ADJUSTMENT - ADJUSTABLE RATE LOAN GROUP I

                       Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
  Month of Next    as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
 Rate Adjustment      Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- ------------------------------------------------------------------------------------------------------------
December 1999                   1                    $70,125.95                      0.05%
- ------------------------------------------------------------------------------------------------------------
March 2000                      1                     62,467.05                      0.05
- ------------------------------------------------------------------------------------------------------------
May 2000                        1                    154,901.30                      0.12
- ------------------------------------------------------------------------------------------------------------
June 2000                       3                    336,189.00                      0.25
- ------------------------------------------------------------------------------------------------------------
July 2000                       8                    632,155.34                      0.47
- ------------------------------------------------------------------------------------------------------------
August 2000                     2                    127,119.49                      0.10
- ------------------------------------------------------------------------------------------------------------
September 2000                  4                    254,511.28                      0.19
- ------------------------------------------------------------------------------------------------------------
October 2000                    4                    249,048.52                      0.19
- ------------------------------------------------------------------------------------------------------------
November 2000                   5                    492,221.85                      0.37
- ------------------------------------------------------------------------------------------------------------
December 2000                   9                  1,053,612.33                      0.79
- ------------------------------------------------------------------------------------------------------------
January 2001                    2                    121,071.00                      0.09
- ------------------------------------------------------------------------------------------------------------
February 2001                   3                    296,929.21                      0.22
- ------------------------------------------------------------------------------------------------------------
March 2001                      7                    871,099.98                      0.65
- ------------------------------------------------------------------------------------------------------------
April 2001                      9                    907,353.81                      0.68
- ------------------------------------------------------------------------------------------------------------
May 2001                       14                  1,328,003.50                      1.00
- ------------------------------------------------------------------------------------------------------------
June 2001                      72                  7,009,824.10                      5.26
- ------------------------------------------------------------------------------------------------------------
July 2001                     179                 19,765,596.90                     14.84
- ------------------------------------------------------------------------------------------------------------
August 2001                   302                 32,221,232.67                     24.20
- ------------------------------------------------------------------------------------------------------------
September 2001                395                 42,310,202.24                     31.78
- ------------------------------------------------------------------------------------------------------------
October 2001                  181                 19,289,975.00                     14.49
- ------------------------------------------------------------------------------------------------------------
November 2001                   3                    382,173.29                      0.29
- ------------------------------------------------------------------------------------------------------------
December 2001                   1                    173,750.84                      0.13
- ------------------------------------------------------------------------------------------------------------
January 2002                    2                    230,872.67                      0.17
- ------------------------------------------------------------------------------------------------------------
February 2002                   1                     51,779.41                      0.04
- ------------------------------------------------------------------------------------------------------------
April 2002                      1                    161,496.66                      0.12
- ------------------------------------------------------------------------------------------------------------
May 2002                        1                     98,822.60                      0.07
- ------------------------------------------------------------------------------------------------------------
June 2002                       2                    231,188.30                      0.17
- ------------------------------------------------------------------------------------------------------------
July 2002                       1                     36,521.66                      0.03
- ------------------------------------------------------------------------------------------------------------
August 2002                     4                    477,433.16                      0.36
- ------------------------------------------------------------------------------------------------------------
September 2002                 23                  2,612,232.00                      1.96
- ------------------------------------------------------------------------------------------------------------
October 2002                   11                  1,139,240.00                      0.86
- ------------------------------------------------------------------------------------------------------------
       Total                1,252               $133,149,151.11                    100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MAXIMUM RATE - ADJUSTABLE RATE LOAN GROUP I

                         Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
     Range of        as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
  Maximum Rates         Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------
9.250%   to  9.499%                1                  $237,643.20                       0.18%
- --------------------------------------------------------------------------------------------------------------
9.750%   to  9.999%                1                    83,700.00                       0.06
- --------------------------------------------------------------------------------------------------------------
10.000% to 10.249%                 3                   170,016.54                       0.13
- --------------------------------------------------------------------------------------------------------------
10.250% to 10.499%                 5                   580,505.08                       0.44
- --------------------------------------------------------------------------------------------------------------
10.500% to 10.749%                 2                   164,279.41                       0.12
- --------------------------------------------------------------------------------------------------------------
10.750% to 10.999%                21                 2,374,808.46                       1.78
- --------------------------------------------------------------------------------------------------------------
11.000% to 11.249%                 7                   850,427.30                       0.64
- --------------------------------------------------------------------------------------------------------------
11.250% to 11.499%                 8                   935,340.93                       0.70
- --------------------------------------------------------------------------------------------------------------
11.500% to 11.749%                39                 4,124,161.54                       3.10
- --------------------------------------------------------------------------------------------------------------
11.750% to 11.999%               104                11,974,558.39                       8.99
- --------------------------------------------------------------------------------------------------------------
12.000% to 12.249%                49                 5,245,879.46                       3.94
- --------------------------------------------------------------------------------------------------------------
12.250% to 12.499%               110                12,876,643.85                       9.67
- --------------------------------------------------------------------------------------------------------------
12.500% to 12.749%               126                12,989,386.83                       9.76
- --------------------------------------------------------------------------------------------------------------
12.750% to 12.999%               225                24,004,753.86                      18.03
- --------------------------------------------------------------------------------------------------------------
13.000% to 13.249%                74                 8,231,786.91                       6.18
- --------------------------------------------------------------------------------------------------------------
13.250% to 13.499%               113                11,279,509.47                       8.47
- --------------------------------------------------------------------------------------------------------------
13.500% to 13.749%                78                 8,256,484.08                       6.20
- --------------------------------------------------------------------------------------------------------------
13.750% to 13.999%                84                 8,278,674.22                       6.22
- --------------------------------------------------------------------------------------------------------------
14.000% to 14.249%                39                 4,185,865.92                       3.14
- --------------------------------------------------------------------------------------------------------------
14.250% to 14.499%                31                 2,352,847.80                       1.77
- --------------------------------------------------------------------------------------------------------------
14.500% to 14.749%                26                 2,339,653.15                       1.76
- --------------------------------------------------------------------------------------------------------------
14.750% to 14.999%                21                 2,342,185.77                       1.76
- --------------------------------------------------------------------------------------------------------------
15.000% to 15.249%                 9                   826,854.29                       0.62
- --------------------------------------------------------------------------------------------------------------
15.250% to 15.499%                15                 1,553,328.52                       1.17
- --------------------------------------------------------------------------------------------------------------
15.500% to 15.749%                 6                   710,760.77                       0.53
- --------------------------------------------------------------------------------------------------------------
15.750% to 15.999%                10                 1,159,544.01                       0.87
- --------------------------------------------------------------------------------------------------------------
16.000% to 16.249%                 2                   449,800.00                       0.34
- --------------------------------------------------------------------------------------------------------------
16.250% to 16.499%                10                 1,076,798.88                       0.81
- --------------------------------------------------------------------------------------------------------------
16.500% to 16.749%                 9                 1,215,123.30                       0.91
- --------------------------------------------------------------------------------------------------------------
16.750% to 16.999%                10                   966,103.44                       0.73
- --------------------------------------------------------------------------------------------------------------
17.000% to 17.249%                 5                   592,806.94                       0.45
- --------------------------------------------------------------------------------------------------------------
17.250% to 17.499%                 3                   374,200.00                       0.28
- --------------------------------------------------------------------------------------------------------------
17.500% to 17.749%                 1                    41,850.00                       0.03
- --------------------------------------------------------------------------------------------------------------
17.750% to 17.999%                 1                    76,500.00                       0.06
- --------------------------------------------------------------------------------------------------------------
18.000% to 18.249%                 1                    58,000.00                       0.04
- --------------------------------------------------------------------------------------------------------------
18.250% to 18.499%                 1                    70,249.03                       0.05
- --------------------------------------------------------------------------------------------------------------
18.500% to 18.749%                 1                    39,200.00                       0.03
- --------------------------------------------------------------------------------------------------------------
22.500% to 22.749%                 1                    58,919.76                       0.04
- --------------------------------------------------------------------------------------------------------------
           Total               1,252              $133,149,151.11                     100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MINIMUM RATE - ADJUSTABLE RATE LOAN GROUP I

                        Number of Loans         Aggregate Principal        % of Adjustable Rate Loan Group I
     Range of       as of the Statistical  Balance Outstanding as of the  by Outstanding Principal Balance as
  Minimum Rates        Calculation Date    Statistical Calculation Date   of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------
5.500%   to  5.749%              1                   $62,099.85                       0.05%
- -------------------------------------------------------------------------------------------------------------
6.000%   to  6.249%              1                    49,679.66                       0.04
- -------------------------------------------------------------------------------------------------------------
6.250%   to  6.499%              2                   185,205.08                       0.14
- -------------------------------------------------------------------------------------------------------------
6.500%   to  6.749%              1                    51,779.41                       0.04
- -------------------------------------------------------------------------------------------------------------
6.750%   to  6.999%              1                    83,700.00                       0.06
- -------------------------------------------------------------------------------------------------------------
7.000%   to  7.249%              3                   432,568.74                       0.32
- -------------------------------------------------------------------------------------------------------------
7.250%   to  7.499%              4                   479,442.11                       0.36
- -------------------------------------------------------------------------------------------------------------
7.500%   to  7.749%              2                   183,270.78                       0.14
- -------------------------------------------------------------------------------------------------------------
7.750%   to  7.999%             11                 1,347,617.10                       1.01
- -------------------------------------------------------------------------------------------------------------
8.000%   to  8.249%              2                   338,700.00                       0.25
- -------------------------------------------------------------------------------------------------------------
8.250%   to  8.499%              7                   846,905.74                       0.64
- -------------------------------------------------------------------------------------------------------------
8.500%   to  8.749%             35                 3,914,549.45                       2.94
- -------------------------------------------------------------------------------------------------------------
8.750%   to  8.999%            126                14,809,129.06                      11.12
- -------------------------------------------------------------------------------------------------------------
9.000%   to  9.249%             56                 6,007,570.36                       4.51
- -------------------------------------------------------------------------------------------------------------
9.250%   to  9.499%            115                13,493,772.37                      10.13
- -------------------------------------------------------------------------------------------------------------
9.500%   to  9.749%            134                13,889,879.46                      10.43
- -------------------------------------------------------------------------------------------------------------
9.750%   to  9.999%            233                25,170,895.50                      18.90
- -------------------------------------------------------------------------------------------------------------
10.000% to 10.249%              75                 8,381,793.10                       6.30
- -------------------------------------------------------------------------------------------------------------
10.250% to 10.499%             123                12,311,050.69                       9.25
- -------------------------------------------------------------------------------------------------------------
10.500% to 10.749%              88                 9,553,889.77                       7.18
- -------------------------------------------------------------------------------------------------------------
10.750% to 10.999%              94                 9,285,468.16                       6.97
- -------------------------------------------------------------------------------------------------------------
11.000% to 11.249%              44                 4,795,080.76                       3.60
- -------------------------------------------------------------------------------------------------------------
11.250% to 11.499%              36                 2,790,363.41                       2.10
- -------------------------------------------------------------------------------------------------------------
11.500% to 11.749%              26                 2,219,523.31                       1.67
- -------------------------------------------------------------------------------------------------------------
11.750% to 11.999%              14                 1,223,585.33                       0.92
- -------------------------------------------------------------------------------------------------------------
12.000% to 12.249%               7                   531,429.47                       0.40
- -------------------------------------------------------------------------------------------------------------
12.250% to 12.499%               6                   336,362.30                       0.25
- -------------------------------------------------------------------------------------------------------------
12.500% to 12.749%               3                   278,406.90                       0.21
- -------------------------------------------------------------------------------------------------------------
13.250% to 13.499%               1                    44,933.24                       0.03
- -------------------------------------------------------------------------------------------------------------
13.750% to 13.999%               1                    50,500.00                       0.04
- -------------------------------------------------------------------------------------------------------------
           Total             1,252              $133,149,151.11                     100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                          Adjustable Rate Loan Group II

Summary
                                                                      Total          Minimum       Maximum
    --------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance    $18,670,279.64
    Number of Loans                                                         66
    Average Original Loan Balance                                  $283,032.58     $243,000.00   $387,600.00
    Average Current Loan Balance                                   $282,883.02     $242,757.09   $387,600.00
    Weighted Average Combined LTV                                       87.91%          58.46%        96.89%
    Weighted Average Gross Coupon                                        9.52%           7.88%        11.50%
    Weighted Average Remaining Term to Maturity (months)                   359             344           360
    Weighted Average Original Term (months)                                360             360           360
    Weighted Average Gross Margin                                       6.317%          5.000%        8.400%
    Weighted Average Maximum Rate                                      12.689%         10.990%       16.875%
    Weighted Average Periodic Cap                                       1.058%          1.000%        3.000%
    Weighted Average FICO Credit Score                                     605
    Weighted Average Debt to Income Ratio                               44.14%
    --------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------
                                                             Percent of Statistical Calculation
                                               Range               Date Principal Balance
                                               -----               ----------------------
             Fully Amortizing Loans                                          100.00%

             Product Type                      2/28 LIBOR                    100.00%

             Lien Position                     First                         100.00%

             Property Type                     Single Family                 100.00%

             Occupancy Status                  Primary                       100.00%

             Geographic Distribution           California                     32.28%
                                               Maryland                        8.72%
                                               Virginia                        8.28%
                                               Colorado                        7.32%
                                               Texas                           4.44%
                                               Other                          38.96%

             Largest Zip Code Concentration    97229                           3.26%

             Credit Grade                      A-1                            60.45%
                                               A-2                            30.94%
                                               B                               7.27%
                                               C                               1.34%

          Delinquency                           0 - 29 Days                  100.00%
                                               30 - 59 Days                    0.00%
    -------------------------------------------------------------------------------------------

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
GEOGRAPHIC DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP II

                            Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
                        as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
   State or Territory      Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- --------------------------------------------------------------------------------------------------------------------
California                         21                  $6,027,065.36                      32.28%
- --------------------------------------------------------------------------------------------------------------------
Maryland                            6                   1,627,688.42                       8.72
- --------------------------------------------------------------------------------------------------------------------
Virginia                            5                   1,545,491.99                       8.28
- --------------------------------------------------------------------------------------------------------------------
Colorado                            5                   1,367,132.09                       7.32
- --------------------------------------------------------------------------------------------------------------------
Other*                             29                   8,102,901.78                      43.40
- --------------------------------------------------------------------------------------------------------------------
           Total                   66                 $18,670,279.64                     100.00%

*No one State in this category constitutes more than 5% of the Initial Fixed Rate Mortgage Loan Group Outstanding Principal Balance.




================================================================================
YEAR OF ORIGINATION - ADJUSTABLE RATE LOAN GROUP II

                             Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
                         as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
    Year of Origination     Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- ---------------------------------------------------------------------------------------------------------------------
1998                                2                    $513,091.79                             2.75%
- ---------------------------------------------------------------------------------------------------------------------
1999                               64                  18,157,187.85                            97.25
- ---------------------------------------------------------------------------------------------------------------------
           Total                   66                 $18,670,279.64                           100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP II

                            Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
       Range of         as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
 Original Loan Amount      Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------------
$200,000 to $249,999             10                  $2,452,140.31                         13.13%
- -------------------------------------------------------------------------------------------------------------------
$250,000 to $299,999             41                  11,229,250.50                         60.15
- -------------------------------------------------------------------------------------------------------------------
Over $300,000                    15                   4,988,888.83                         26.72
- -------------------------------------------------------------------------------------------------------------------
Total                            66                 $18,670,279.64                        100.00%


================================================================================
INTEREST RATE DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP II

                           Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
   Range of Mortgage   as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
  Loan Interest Rates     Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------------
Less than 9.001%                 18                  $5,162,759.91                       27.65%
- -------------------------------------------------------------------------------------------------------------------
  9.001%   -  10.000%            36                  10,248,188.07                       54.89
- -------------------------------------------------------------------------------------------------------------------
10.001%   -  11.000%             11                   2,992,966.81                       16.03
- -------------------------------------------------------------------------------------------------------------------
11.001%   -  12.000%              1                     266,364.85                        1.43
- -------------------------------------------------------------------------------------------------------------------
           Total                 66                 $18,670,279.64                      100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
REMAINING MONTHS TO MATURITY - ADJUSTABLE RATE LOAN GROUP II

                          Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
 Range of Remaining   as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
 Months to Maturity      Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- ------------------------------------------------------------------------------------------------------------------
331  to  360                     66                 $18,670,279.64                        100.00%
- ------------------------------------------------------------------------------------------------------------------
           Total                 66                 $18,670,279.64                        100.00%

================================================================================
LIEN POSITION - ADJUSTABLE RATE LOAN GROUP II

                     Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
                 as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
       Lien         Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------
First                      66                 $18,670,279.64                          100.00%
- -------------------------------------------------------------------------------------------------------------
      Total                66                 $18,670,279.64                          100.00%

================================================================================
COMBINED LOAN-TO-VALUE RATIO - ADJUSTABLE RATE LOAN GROUP II

                           Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
  Range of Combined    as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
 Loan-to-Value Ratios     Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- -------------------------------------------------------------------------------------------------------------------
50.01%  to  60.00%                1                    $280,000.00                            1.50%
- -------------------------------------------------------------------------------------------------------------------
60.01%  to  70.00%                1                     263,357.00                            1.41
- -------------------------------------------------------------------------------------------------------------------
70.01%  to  80.00%               10                   2,843,311.37                           15.23
- -------------------------------------------------------------------------------------------------------------------
80.01%  to  90.00%               35                   9,963,260.11                           53.36
- -------------------------------------------------------------------------------------------------------------------
90.01%  to 100.00%               19                   5,320,351.16                           28.50
- -------------------------------------------------------------------------------------------------------------------
           Total                 66                 $18,670,279.64                          100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
GROSS MARGIN - ADJUSTABLE RATE LOAN GROUP II

                         Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
     Range of        as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
   Gross Margin         Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- -----------------------------------------------------------------------------------------------------------------
5.000%   to  5.249%               1                  $387,600.00                        2.08%
- -----------------------------------------------------------------------------------------------------------------
5.250%   to  5.499%               1                   243,000.00                        1.30
- -----------------------------------------------------------------------------------------------------------------
5.500%   to  5.749%              11                 3,184,190.21                       17.05
- -----------------------------------------------------------------------------------------------------------------
5.750%   to  5.999%               7                 2,094,418.11                       11.22
- -----------------------------------------------------------------------------------------------------------------
6.000%   to  6.249%              10                 2,703,862.66                       14.48
- -----------------------------------------------------------------------------------------------------------------
6.250%   to  6.499%              10                 2,866,582.31                       15.35
- -----------------------------------------------------------------------------------------------------------------
6.500%   to  6.749%               5                 1,323,216.99                        7.09
- -----------------------------------------------------------------------------------------------------------------
6.750%   to  6.999%              14                 4,026,519.79                       21.57
- -----------------------------------------------------------------------------------------------------------------
7.000%   to  7.249%               2                   495,938.42                        2.66
- -----------------------------------------------------------------------------------------------------------------
7.250%   to  7.499%               2                   579,000.00                        3.10
- -----------------------------------------------------------------------------------------------------------------
7.750%   to  7.999%               2                   495,616.45                        2.65
- -----------------------------------------------------------------------------------------------------------------
8.250%   to  8.499%               1                   270,334.70                        1.45
- -----------------------------------------------------------------------------------------------------------------
           Total                 66               $18,670,279.64                      100.00%

================================================================================
MONTH OF NEXT RATE ADJUSTMENT - ADJUSTABLE RATE LOAN GROUP II

                       Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
   Month of Next   as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
  Rate Adjustment     Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- ---------------------------------------------------------------------------------------------------------------
May 2000                        1                  $270,334.70                         1.45%
- ---------------------------------------------------------------------------------------------------------------
December 2000                   1                   242,757.09                         1.30
- ---------------------------------------------------------------------------------------------------------------
April 2001                      1                   338,815.53                         1.81
- ---------------------------------------------------------------------------------------------------------------
May 2001                        1                   250,738.42                         1.34
- ---------------------------------------------------------------------------------------------------------------
June 2001                       1                   269,334.93                         1.44
- ---------------------------------------------------------------------------------------------------------------
July 2001                       8                 2,274,495.24                        12.18
- ---------------------------------------------------------------------------------------------------------------
August 2001                    19                 5,422,523.73                        29.04
- ---------------------------------------------------------------------------------------------------------------
September 2001                 30                 8,517,123.00                        45.62
- ---------------------------------------------------------------------------------------------------------------
October 2001                    4                 1,084,157.00                         5.81
- ---------------------------------------------------------------------------------------------------------------
Total                          66               $18,670,279.64                       100.00%


Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MAXIMUM RATE - ADJUSTABLE RATE LOAN GROUP II

                         Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
      Range of       as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
   Maximum Rates        Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- -----------------------------------------------------------------------------------------------------------------
10.750% to 10.999%               3                    $832,300.32                       4.46%
- -----------------------------------------------------------------------------------------------------------------
11.250% to 11.499%               3                     837,932.46                       4.49
- -----------------------------------------------------------------------------------------------------------------
11.500% to 11.749%               2                     681,600.00                       3.65
- -----------------------------------------------------------------------------------------------------------------
11.750% to 11.999%              11                   3,060,858.38                      16.39
- -----------------------------------------------------------------------------------------------------------------
12.000% to 12.249%               5                   1,406,442.03                       7.53
- -----------------------------------------------------------------------------------------------------------------
12.250% to 12.499%               8                   2,251,068.04                      12.06
- -----------------------------------------------------------------------------------------------------------------
12.500% to 12.749%               5                   1,398,605.40                       7.49
- -----------------------------------------------------------------------------------------------------------------
12.750% to 12.999%              13                   3,785,712.40                      20.28
- -----------------------------------------------------------------------------------------------------------------
13.250% to 13.499%               5                   1,328,434.55                       7.12
- -----------------------------------------------------------------------------------------------------------------
13.500% to 13.749%               3                     847,298.84                       4.54
- -----------------------------------------------------------------------------------------------------------------
13.750% to 13.999%               3                     817,233.42                       4.38
- -----------------------------------------------------------------------------------------------------------------
14.500% to 14.749%               1                     266,364.85                       1.43
- -----------------------------------------------------------------------------------------------------------------
14.750% to 14.999%               1                     338,815.53                       1.81
- -----------------------------------------------------------------------------------------------------------------
15.250% to 15.499%               1                     286,875.00                       1.54
- -----------------------------------------------------------------------------------------------------------------
15.750% to 15.999%               1                     280,000.00                       1.50
- -----------------------------------------------------------------------------------------------------------------
16.750% to 16.999%               1                     250,738.42                       1.34
- -----------------------------------------------------------------------------------------------------------------
           Total                66                 $18,670,279.64                     100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

================================================================================
MINIMUM RATE - ADJUSTABLE RATE LOAN GROUP II

                         Number of Loans         Aggregate Principal          % of Adjustable Rate Loan Group
     Range of        as of the Statistical  Balance Outstanding as of the   II by Outstanding Principal Balance
  Minimum Rates         Calculation Date    Statistical Calculation Date   as of the Statistical Calculation Date
- -----------------------------------------------------------------------------------------------------------------
7.750%   to  7.999%               4                $1,171,115.85                       6.27%
- -----------------------------------------------------------------------------------------------------------------
8.250%   to  8.499%               1                   275,825.79                       1.48
- -----------------------------------------------------------------------------------------------------------------
8.500%   to  8.749%               2                   681,600.00                       3.65
- -----------------------------------------------------------------------------------------------------------------
8.750%   to  8.999%              10                 2,777,858.38                      14.88
- -----------------------------------------------------------------------------------------------------------------
9.000%   to  9.249%               5                 1,406,442.03                       7.53
- -----------------------------------------------------------------------------------------------------------------
9.250%   to  9.499%              11                 3,100,049.71                      16.60
- -----------------------------------------------------------------------------------------------------------------
9.500%   to  9.749%               5                 1,398,605.40                       7.49
- -----------------------------------------------------------------------------------------------------------------
9.750%   to  9.999%              16                 4,599,450.82                      24.64
- -----------------------------------------------------------------------------------------------------------------
10.250% to 10.499%                5                 1,328,434.55                       7.12
- -----------------------------------------------------------------------------------------------------------------
10.500% to 10.749%                3                   847,298.84                       4.54
- -----------------------------------------------------------------------------------------------------------------
10.750% to 10.999%                3                   817,233.42                       4.38
- -----------------------------------------------------------------------------------------------------------------
11.500% to 11.749%                1                   266,364.85                       1.43
- -----------------------------------------------------------------------------------------------------------------
           Total                 66               $18,670,279.64                     100.00%

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

PREPAYMENT SCENARIOS

                              Scenario I         Scenario II        Scenario III       Scenario IV         Scenario V
                              ----------         -----------        ------------       -----------         ----------
Adjustable Rate
Mortgage Loans(1)               18%                 24%                30%                36%                42%
Fixed Rate
Mortgage Loans(2)               75%                100%               125%               150%                175%

(1)  As a conditional prepayment rate ("CPR") percentage.
(2)  As a percentage of the Prepayment Assumption for Fixed Rate Mortgage Loans.



                          CPR PREPAYMENT SENSITIVITIES

                          Scenario I          Scenario II        Scenario III         Scenario IV         Scenario V
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                         ------------        ------------        ------------        ------------        ------------
To Call
- ---------------------
AF-1                    1.24     04/02      1.00     09/01      0.85     06/01      0.74     03/01      0.67     01/01
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-2                    3.37     09/04      2.58     06/03      2.10     09/02      1.78     03/02      1.55     11/01
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-3                    5.82     04/07      4.13     10/04      3.20     08/03      2.52     08/02      2.15     03/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-4                    8.44     07/08      6.02     06/06      4.61     02/05      3.53     03/04      2.60     10/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-5                    8.63     07/08      6.54     06/06      5.21     02/05      4.29     03/04      3.49     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-6                    6.29     07/08      5.57     06/06      4.76     02/05      4.06     03/04      3.45     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
A-IO                    1.63     07/01      1.63     07/01      1.63     07/01      1.63     07/01      1.63     07/01
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-1                    7.22     07/08      5.52     06/06      4.46     02/05      3.91     03/04      3.62     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-2                    7.22     07/08      5.52     06/06      4.45     02/05      3.84     03/04      3.52     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BF-1                    7.22     07/08      5.52     06/06      4.44     02/05      3.80     03/04      3.43     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AV-1                    3.20     07/08      2.37     06/06      1.77     02/05      1.28     03/04      1.01     08/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AV-2                    4.06     07/08      2.67     06/06      1.79     02/05      1.28     03/04      1.01     08/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MV-1                    6.58     07/08      4.99     06/06      4.44     02/05      4.29     03/04      3.29     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MV-2                    6.58     07/08      4.95     06/06      4.20     02/05      3.98     03/04      3.63     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BV-1                    6.58     07/08      4.94     06/06      4.10     02/05      3.70     03/04      3.56     07/03
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
To Maturity
- ---------------------
AF-1                    1.24     04/02      1.00     09/01      0.85     06/01      0.74     03/01      0.67     01/01
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-2                    3.37     09/04      2.58     06/03      2.10     09/02      1.78     03/02      1.55     11/01
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-3                    5.82     04/07      4.13     10/04      3.20     08/03      2.52     08/02      2.15     03/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-4                    9.65     01/12      6.89     07/09      4.99     11/07      3.62     08/06      2.60     10/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-5                   10.47     01/12      8.34     07/09      7.05     11/07      6.04     08/06      4.84     09/05
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-6                    6.33     12/08      5.73     02/07      5.15     02/06      4.58     05/05      4.12     10/04
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
A-IO                    1.63     07/01      1.63     07/01      1.63     07/01      1.63     07/01      1.63     07/01
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-1                    9.11     06/14      7.19     10/11      5.92     10/09      5.16     05/08      4.89     04/07
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-2                    9.10     06/14      7.18     10/11      5.91     10/09      5.07     05/08      4.57     04/07
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BF-1                    9.10     06/14      7.16     10/11      5.88     10/09      5.03     05/08      4.47     04/07
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AV-1                    3.35     01/12      2.50     07/09      1.91     11/07      1.36     08/06      1.01     08/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AV-2                    4.73     01/12      3.15     07/09      2.06     11/07      1.36     08/06      1.01     08/02
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MV-1                    8.00     06/14      6.05     10/11      5.22     10/09      5.64     05/08      4.69     04/07
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MV-2                    8.00     06/14      6.02     10/11      4.98     10/09      4.52     05/08      4.50     04/05
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BV-1                    7.97     06/14      5.74     10/11      4.47     10/09      3.84     05/05      3.68     06/04
- --------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

* The Certificates will be priced, with respect to the Fixed Rate Mortgage Loans, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Mortgage Loans in the first month of the life of the Fixed Rate Mortgage Loans and an additional 1.45% (precisely, 16%/11) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20% (times 125%). The Certificates will be priced, with respect to the Adjustable Rate Mortgage Loans, using a constant prepayment rate of 30% CPR.

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------

AF-1 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.37                6.37               6.37                6.37                6.37
Average Life (yrs.)                       1.24                1.00               0.85                0.74                0.67
Modified Duration (yrs.)                  1.15                0.94               0.80                0.70                0.63
First Principal Payment Date           12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date            04/15/2002          09/15/2001         06/15/2001          03/15/2001          01/15/2001
Payment Windows (mos.)                     29                  22                 19                  16                  14

AF-2 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                24%                 30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.87                6.87               6.87                6.87                6.87
Average Life (yrs.)                       3.37                2.58               2.10                1.78                1.55
Modified Duration (yrs.)                  2.91                2.29               1.89                1.62                1.42
First Principal Payment Date           04/15/2002          09/15/2001         06/15/2001          03/15/2001          01/15/2001
Last Principal Payment Date            09/15/2004          06/15/2003         09/15/2002          03/15/2002          11/15/2001
Payment Windows (mos.)                     30                  22                 16                  13                  11

AF-3 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                24%                 30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           7.02                7.02               7.02                7.02                7.02
Average Life (yrs.)                       5.82                4.13               3.20                2.52                2.15
Modified Duration (yrs.)                  4.63                3.48               2.78                2.24                1.94
First Principal Payment Date           09/15/2004          06/15/2003         09/15/2002          03/15/2002          11/15/2001
Last Principal Payment Date            04/15/2007          10/15/2004         08/15/2003          08/15/2002          03/15/2002
Payment Windows (mos.)                     32                  17                 12                   6                   5

AF-4 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           7.34                7.34               7.34                7.34                7.34
Average Life (yrs.)                       9.65                6.89               4.99                3.62                2.60
Modified Duration (yrs.)                  6.70                5.21               4.02                3.07                2.29
First Principal Payment Date           04/15/2007          10/15/2004         08/15/2003          08/15/2002          03/15/2002
Last Principal Payment Date            01/15/2012          07/15/2009         11/15/2007          08/15/2006          10/15/2002
Payment Windows (mos.)                     58                  58                 52                  49                   8

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------


AF-5 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           7.63                7.66               7.68                7.70                7.69
Average Life (yrs.)                       10.47               8.34               7.05                6.04                4.84
Modified Duration (yrs.)                  7.02                5.99               5.30                4.70                3.90
First Principal Payment Date           12/15/2008          02/15/2007         02/15/2006          05/15/2005          10/15/2002
Last Principal Payment Date            01/15/2012          07/15/2009         11/15/2007          08/15/2006          09/15/2005
Payment Windows (mos.)                     38                  30                 22                  16                  36

AF-6 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           7.24                7.24               7.24                7.24                7.24
Average Life (yrs.)                       6.33                5.73               5.15                4.58                4.12
Modified Duration (yrs.)                  4.86                4.51               4.14                3.77                3.44
First Principal Payment Date           12/15/2001          12/15/2001         12/15/2001          12/15/2001          12/15/2001
Last Principal Payment Date            12/15/2008          02/15/2007         02/15/2006          05/15/2005          10/15/2004
Payment Windows (mos.)                     85                  63                 51                  42                  35

A-IO (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.680                            7.60                7.60               7.60                7.60                7.60
Average Life (yrs.)                       1.63                1.63               1.63                1.63                1.63
Modified Duration (yrs.)                  0.81                0.81               0.81                0.81                0.81
First Principal Payment Date           12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date            07/15/2001          07/15/2001         07/15/2001          07/15/2001          07/15/2001
Payment Windows (mos.)                     20                  20                 20                  20                  20

MF-1 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           8.13                8.13               8.13                8.13                8.13
Average Life (yrs.)                       9.11                7.19               5.92                5.16                4.89
Modified Duration (yrs.)                  6.00                5.09               4.41                3.99                3.86
First Principal Payment Date           02/15/2004          03/15/2003         01/15/2003          04/15/2003          06/15/2003
Last Principal Payment Date            06/15/2014          10/15/2011         10/15/2009          05/15/2008          04/15/2007
Payment Windows (mos.)                     125                104                 82                  62                  47

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

MF-2 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           9.38                9.38               9.38                9.38                9.38
Average Life (yrs.)                       9.10                7.18               5.91                5.07                4.57
Modified Duration (yrs.)                  5.67                4.84               4.22                3.79                3.52
First Principal Payment Date           02/15/2004          03/15/2003         12/15/2002          02/15/2003          03/15/2003
Last Principal Payment Date            06/15/2014          10/15/2011         10/15/2009          05/15/2008          04/15/2007
Payment Windows (mos.)                     125                104                 83                  64                  50

BF-1 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 98.600                            10.47              10.51               10.56               10.60               10.63
Average Life (yrs.)                       9.10                7.16               5.88                5.03                4.47
Modified Duration (yrs.)                  5.43                4.66               4.06                3.65                3.36
First Principal Payment Date           02/15/2004          03/15/2003         12/15/2002          01/15/2003          01/15/2003
Last Principal Payment Date            06/15/2014          10/15/2011         10/15/2009          05/15/2008          04/15/2007
Payment Windows (mos.)                     125                104                 83                  65                  52

AV-1 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           5.93                5.93               5.93                5.93                5.93
Average Life (yrs.)                       3.35                2.50               1.91                1.36                1.01
Modified Duration (yrs.)                  2.76                2.14               1.67                1.23                0.94
First Principal Payment Date           12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date            01/15/2012          07/15/2009         11/15/2007          08/15/2006          08/15/2002
Payment Windows (mos.)                     146                116                 96                  81                  33

AV-2 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.00                6.00               6.00                6.00                6.01
Average Life (yrs.)                       4.73                3.15               2.06                1.36                1.01
Modified Duration (yrs.)                  3.60                2.56               1.77                1.23                0.93
First Principal Payment Date           12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date            01/15/2012          07/15/2009         11/15/2007          08/15/2006          08/15/2002
Payment Windows (mos.)                     146                116                 96                  81                  33

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

MV-1 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.37                6.37               6.37                6.37                6.37
Average Life (yrs.)                       8.00                6.05               5.22                5.64                4.69
Modified Duration (yrs.)                  5.86                4.73               4.25                4.58                3.88
First Principal Payment Date           04/15/2003          03/15/2003         07/15/2003          02/15/2004          08/15/2002
Last Principal Payment Date            06/15/2014          10/15/2011         10/15/2009          05/15/2008          04/15/2007
Payment Windows (mos.)                     135                104                 76                  52                  57

MV-2 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.99                6.99               6.99                6.99                6.99
Average Life (yrs.)                       8.00                6.02               4.98                4.52                4.50
Modified Duration (yrs.)                  5.70                4.60               3.99                3.72                3.75
First Principal Payment Date           04/15/2003          01/15/2003         03/15/2003          06/15/2003          10/15/2003
Last Principal Payment Date            06/15/2014          10/15/2011         10/15/2009          05/15/2008          04/15/2005
Payment Windows (mos.)                     135                106                 80                  60                  19

BV-1 (To Maturity)
- ------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
ARM-CPR                                    18%                 24%                30%                 36%                 42%
- ------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           8.72                8.72               8.72                8.72                8.72
Average Life (yrs.)                       7.97                5.74               4.47                3.84                3.68
Modified Duration (yrs.)                  5.28                4.20               3.51                3.14                3.03
First Principal Payment Date           04/15/2003          12/15/2002         01/15/2003          02/15/2003          04/15/2003
Last Principal Payment Date            06/15/2014          10/15/2011         10/15/2009          05/15/2005          06/15/2004
Payment Windows (mos.)                     135                107                 82                  28                  15

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------


AF-1 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.37                6.37               6.37                6.37                6.37
Average Life (yrs.)                    1.24                1.00               0.85                0.74                0.67
Modified Duration (yrs.)               1.15                0.94               0.80                0.70                0.63
First Principal Payment Date        12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date         04/15/2002          09/15/2001         06/15/2001          03/15/2001          01/15/2001
Payment Windows (mos.)                  29                  22                 19                  16                  14

AF-2 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.87                6.87               6.87                6.87                6.87
Average Life (yrs.)                    3.37                2.58               2.10                1.78                1.55
Modified Duration (yrs.)               2.91                2.29               1.89                1.62                1.42
First Principal Payment Date        04/15/2002          09/15/2001         06/15/2001          03/15/2001          01/15/2001
Last Principal Payment Date         09/15/2004          06/15/2003         09/15/2002          03/15/2002          11/15/2001
Payment Windows (mos.)                  30                  22                 16                  13                  11

AF-3 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        7.02                7.02               7.02                7.02                7.02
Average Life (yrs.)                    5.82                4.13               3.20                2.52                2.15
Modified Duration (yrs.)               4.63                3.48               2.78                2.24                1.94
First Principal Payment Date        09/15/2004          06/15/2003         09/15/2002          03/15/2002          11/15/2001
Last Principal Payment Date         04/15/2007          10/15/2004         08/15/2003          08/15/2002          03/15/2002
Payment Windows (mos.)                  32                  17                 12                   6                   5

AF-4 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        7.34                7.34               7.34                7.34                7.34
Average Life (yrs.)                    8.44                6.02               4.61                3.53                2.60
Modified Duration (yrs.)               6.12                4.72               3.79                3.00                2.29
First Principal Payment Date        04/15/2007          10/15/2004         08/15/2003          08/15/2002          03/15/2002
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          10/15/2002
Payment Windows (mos.)                  16                  21                 19                  20                   8


Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------


AF-5 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        7.57                7.57               7.57                7.57                7.57
Average Life (yrs.)                    8.63                6.54               5.21                4.29                3.49
Modified Duration (yrs.)               6.15                5.01               4.17                3.55                2.97
First Principal Payment Date        07/15/2008          06/15/2006         02/15/2005          03/15/2004          10/15/2002
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                   1                  1                   1                   1                  10

AF-6 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        7.24                7.24               7.24                7.24                7.24
Average Life (yrs.)                    6.29                5.57               4.76                4.06                3.45
Modified Duration (yrs.)               4.84                4.42               3.89                3.40                2.96
First Principal Payment Date        12/15/2001          12/15/2001         12/15/2001          12/15/2001          12/15/2001
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                  80                  55                 39                  28                  20

A-IO (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.680                         7.60                7.60               7.60                7.60                7.60
Average Life (yrs.)                    1.63                1.63               1.63                1.63                1.63
Modified Duration (yrs.)               0.81                0.81               0.81                0.81                0.81
First Principal Payment Date        12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date         07/15/2001          07/15/2001         07/15/2001          07/15/2001          07/15/2001
Payment Windows (mos.)                  20                  20                 20                  20                  20

MF-1 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        8.13                8.13               8.13                8.13                8.13
Average Life (yrs.)                    7.22                5.52               4.46                3.91                3.62
Modified Duration (yrs.)               5.24                4.27               3.60                3.23                3.03
First Principal Payment Date        02/15/2004          03/15/2003         01/15/2003          04/15/2003          06/15/2003
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                  54                  40                 26                  12                   2


Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------


MF-2 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        9.38                9.38               9.38                9.38                9.38
Average Life (yrs.)                    7.22                5.52               4.45                3.84                3.52
Modified Duration (yrs.)               5.01                4.12               3.48                3.10                2.88
First Principal Payment Date        02/15/2004          03/15/2003         12/15/2002          02/15/2003          03/15/2003
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                  54                  40                 27                  14                   5

BF-1 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 98.600                         10.50              10.56               10.63               10.68               10.72
Average Life (yrs.)                    7.22                5.52               4.44                3.80                3.43
Modified Duration (yrs.)               4.84                4.00               3.39                3.00                2.76
First Principal Payment Date        02/15/2004          03/15/2003         12/15/2002          01/15/2003          01/15/2003
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                  54                  40                 27                  15                   7

AV-1 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        5.93                5.93               5.93                5.93                5.93
Average Life (yrs.)                    3.20                2.37               1.77                1.28                1.01
Modified Duration (yrs.)               2.68                2.06               1.58                1.18                0.94
First Principal Payment Date        12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          08/15/2002
Payment Windows (mos.)                  104                 79                 63                  52                  33

AV-2 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.00                6.00               6.01                6.00                6.01
Average Life (yrs.)                    4.06                2.67               1.79                1.28                1.01
Modified Duration (yrs.)               3.24                2.26               1.59                1.17                0.93
First Principal Payment Date        12/15/1999          12/15/1999         12/15/1999          12/15/1999          12/15/1999
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          08/15/2002
Payment Windows (mos.)                  104                 79                 63                  52                  33


Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------


MV-1 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.37                6.37               6.37                6.37                6.36
Average Life (yrs.)                    6.58                4.99               4.44                4.29                3.29
Modified Duration (yrs.)               5.17                4.13               3.76                3.65                2.88
First Principal Payment Date        04/15/2003          03/15/2003         07/15/2003          02/15/2004          08/15/2002
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                  64                  40                 20                   2                  12

MV-2 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.99                6.99               6.99                6.99                6.99
Average Life (yrs.)                    6.58                4.95               4.20                3.98                3.63
Modified Duration (yrs.)               5.05                4.02               3.52                3.37                3.11
First Principal Payment Date        04/15/2003          01/15/2003         03/15/2003          06/15/2003          07/15/2003
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                  64                  42                 24                  10                   1

BV-1 (To Call)
- -------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                 75%                100%               125%                150%                175%
ARM-CPR                                 18%                24%                 30%                 36%                 42%
- -------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        8.72                8.72               8.72                8.72                8.72
Average Life (yrs.)                    6.58                4.94               4.10                3.70                3.56
Modified Duration (yrs.)               4.76                3.82               3.30                3.05                2.95
First Principal Payment Date        04/15/2003          12/15/2002         01/15/2003          02/15/2003          04/15/2003
Last Principal Payment Date         07/15/2008          06/15/2006         02/15/2005          03/15/2004          07/15/2003
Payment Windows (mos.)                  64                  43                 26                  14                   4


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

Conseco Finance Certificates For Home Equity Loans, Series 1999-H
Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO, MF-1, MF-2, BF-1
         AV-1, AV-2, MV-1, MV-2, BV-1
$856,000,000 (approximate)
- --------------------------------------------------------------------------------

                       ADJUSTABLE RATE NET FUNDS CAP RATE
                       ----------------------------------


                      Period     Scenario I     Scenario II              Period    Scenario I    Scenario II
                      ------     ----------     -----------              ------    ----------    -----------
                         1          9.35           9.35                    38         11.99         12.50
                         2          9.35           9.35                    39         11.99         12.50
                         3          9.35           9.35                    40         11.99         12.50
                         4          9.35           9.35                    41         11.99         12.51
                         5          9.35           9.35                    42         11.99         12.52
                         6          9.35           9.35                    43         11.99         12.53
                         7          9.35           9.35                    44         11.99         12.53
                         8          9.36           9.36                    45         11.99         12.53
                         9          9.36           9.36                    46         11.99         12.53
                        10          9.36           9.36                    47         11.99         12.53
                        11          9.37           9.37                    48         11.99         12.53
                        12          9.37           9.37                    49         11.99         12.53
                        13          9.37           9.37                    50         11.99         12.53
                        14          9.37           9.37                    51         11.99         12.53
                        15          9.38           9.38                    52         11.99         12.53
                        16          9.38           9.39                    53         11.99         12.53
                        17          9.39           9.39                    54         11.99         12.53
                        18          9.39           9.40                    55         11.99         12.54
                        19          9.41           9.42                    56         11.99         12.54
                        20          9.42           9.44                    57         11.99         12.54
                        21          9.48           9.53                    58         11.99         12.54
                        22          9.61           9.73                    59         11.99         12.54
                        23          9.96           10.11                   60         11.99         12.54
                        24          10.62          10.79                   61         11.99         12.54
                        25          11.58          11.89                   62         11.99         12.54
                        26          11.89          12.23                   63         11.99         12.54
                        27          11.89          12.24
                        28          11.89          12.25
                        29          11.90          12.26
                        30          11.90          12.32
                        31          11.91          12.39
                        32          11.91          12.41
                        33          11.91          12.41
                        34          11.91          12.41
                        35          11.92          12.42
                        36          11.95          12.45
                        37          11.99          12.50


* Scenario I is achieved assuming 6 month LIBOR stays constant at 6.02375%; run at the pricing speed to call.

** Scenario II is achieved assuming 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed to call.

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